Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Third Quarter 2010

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) and operating measures are denoted with an asterisk (*) the first time they appear. These measures are defined on the page “Definitions of Non-GAAP and Operating Measures” and non-GAAP measures are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Third Quarter 2010

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009 (1)	2010	2009

Revenues
Property-liability insurance premiums	$6,499	$6,513	$6,503	$6,517	$6,535	$6,560	$6,582	$19,515	$19,677
Life and annuity premiums and contract charges	548	545	544	498	482	494	484	1,637	1,460
Net investment income	1,005	1,049	1,050	1,076	1,084	1,108	1,176	3,104	3,368
Realized capital gains and losses:
Total other-than-temporary impairment losses	(99)	(288)	(250)	(641)	(539)	(471)	(725)	(637)	(1,735)
Portion of loss recognized in other comprehensive income	(68)	(18)	(5)	156	147	154	-	(91)	301
Net other-than-temporary impairment losses recognized in earnings	(167)	(306)	(255)	(485)	(392)	(317)	(725)	(728)	(1,434)
Sales and other realized capital gains and losses	23	(145)	(93)	452	(127)	645	366	(215)	884
Total realized capital gains and losses	(144)	(451)	(348)	(33)	(519)	328	(359)	(943)	(550)
Total revenues	7,908	7,656	7,749	8,058	7,582	8,490	7,883	23,313	23,955

Costs and expenses
Property-liability insurance claims and claims expense	4,603	4,714	4,792	4,451	4,573	5,002	4,720	14,109	14,295
Life and annuity contract benefits	445	485	442	441	382	407	387	1,372	1,176
Interest credited to contractholder funds	445	450	463	490	496	561	579	1,358	1,636
Amortization of deferred policy acquisition costs	1,006	949	1,014	1,105	1,023	1,229	1,397	2,969	3,649
Operating costs and expenses	828	789	829	760	744	702	801	2,446	2,247
Restructuring and related charges	9	13	11	18	35	32	45	33	112
Interest expense	91	92	92	101	106	97	88	275	291
Total costs and expenses	7,427	7,492	7,643	7,366	7,359	8,030	8,017	22,562	23,406

Gain on disposition of operations	9	2	1	1	2	1	3	12	6

Income (loss) from operations before income tax expense (benefit)	490	166	107	693	225	461	(131)	763	555

Income tax expense (benefit)	123	21	(13)	175	4	72	143	131	219

Net income (loss)	$367	$145	$120	$518	$221	$389	$(274)	$632	$336

Earnings per share: (2)(3)

Net income (loss) per share - Basic	$0.68	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$1.17	$0.62
Weighted average shares - Basic	540.9	540.7	540.5	539.9	539.9	539.8	538.9	540.6	539.5

Net income (loss) per share - Diluted	$0.68	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$1.16	$0.62
Weighted average shares - Diluted	543.0	543.0	541.8	542.1	541.5	540.6	538.9	542.7	540.5

Cash dividends declared per share	$0.20	$0.20	$0.20	$0.20	$0.20	$0.20	$0.20	$0.60	$0.60

(1)  Income tax expense for the three months ended March 31, 2009 includes expense of $254 million attributable to an increase in the valuation allowance relating to the deferred tax asset on capital losses recorded in the first quarter of 2009.  This valuation allowance was released in connection with the adoption of new OTTI accounting guidance on April 1, 2009; however, the release was recorded as an increase to retained income and therefore did not reverse the amount recorded in income tax expense.

(2)  As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect.  Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 may not equal the year-to-date per share amount.

(3)  In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Contribution to income
Operating income before the impact of restructuring and related charges	$457	$450	$382	$604	$561	$318	$483	$1,289	$1,362
Restructuring and related charges, after-tax	(5)	(9)	(7)	(12)	(23)	(21)	(29)	(21)	(73)
Operating income *	452	441	375	592	538	297	454	1,268	1,289
Realized capital gains and losses, after-tax	(93)	(294)	(226)	(22)	(336)	218	(488)	(613)	(606)
DAC and DSI accretion (amortization) relating to realized capital gains and losses, after-tax	7	4	(2)	(45)	18	(131)	(19)	9	(132)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	(18)	-	-	-	(224)	(18)	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(5)	(7)	(10)	(7)	-	4	1	(22)	5
Gain on disposition of operations, after-tax	6	1	1	-	1	1	2	8	4
Net income (loss)	$367	$145	$120	$518	$221	$389	$(274)	$632	$336
Income per share - Diluted (1)(2)
Operating income before the impact of restructuring and related charges	$0.84	$0.83	$0.70	$1.11	$1.04	$0.59	$0.90	$2.38	$2.52
Restructuring and related charges, after-tax	(0.01)	(0.02)	(0.01)	(0.02)	(0.05)	(0.04)	(0.06)	(0.04)	(0.14)
Operating income	0.83	0.81	0.69	1.09	0.99	0.55	0.84	2.34	2.38
Realized capital gains and losses, after-tax	(0.17)	(0.53)	(0.42)	(0.04)	(0.62)	0.40	(0.90)	(1.13)	(1.12)
DAC and DSI accretion (amortization) relating to realized capital gains and losses, after-tax	0.01	-	-	(0.08)	0.04	(0.24)	(0.03)	0.01	(0.24)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	(0.03)	-	-	-	(0.42)	(0.03)	(0.42)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(0.01)	(0.02)	(0.01)	-	0.01	-	(0.04)	0.01
Gain on disposition of operations, after-tax	0.01	-	-	-	-	-	-	0.01	0.01
Net income (loss)	$0.68	$0.27	$0.22	$0.96	$0.41	$0.72	$(0.51)	$1.16	$0.62
Weighted average shares - Diluted	543.0	543.0	541.8	542.1	541.5	540.6	538.9	542.7	540.5

(1)  As a result of the net loss for the three months ended March 31, 2009, weighted average dilutive potential common shares outstanding resulting from stock options of 0.6 million were not included in the computation of diluted earnings per share since inclusion of these securities would have an anti-dilutive effect. Accordingly, the sum of our income (loss) per share amounts for the quarters of 2009 may not equal the year-to-date per share amount.

(2)  In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely. Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Property-Liability
Property-liability insurance premiums	$6,499	$6,513	$6,503	$6,517	$6,535	$6,560	$6,582	$19,515	$19,677
Net investment income	284	310	304	324	326	334	344	898	1,004
Realized capital gains and losses	(107)	(106)	(190)	235	(290)	201	(314)	(403)	(403)

Total Property-Liability revenues	6,676	6,717	6,617	7,076	6,571	7,095	6,612	20,010	20,278

Allstate Financial
Life and annuity premiums and contract charges	548	545	544	498	482	494	484	1,637	1,460
Net investment income	707	723	731	737	744	764	819	2,161	2,327
Realized capital gains and losses	(38)	(353)	(162)	(275)	(234)	121	(43)	(553)	(156)

Total Allstate Financial revenues	1,217	915	1,113	960	992	1,379	1,260	3,245	3,631

Corporate and Other
Service fees (1)	2	3	3	2	3	1	3	8	7
Net investment income	14	16	15	15	14	10	13	45	37
Realized capital gains and losses	1	8	4	7	5	6	(2)	13	9

Total Corporate and Other revenues before reclassification of services fees	17	27	22	24	22	17	14	66	53

Reclassification of service fees (1)	(2)	(3)	(3)	(2)	(3)	(1)	(3)	(8)	(7)

Total Corporate and Other revenues	15	24	19	22	19	16	11	58	46

Consolidated revenues	$7,908	$7,656	$7,749	$8,058	$7,582	$8,490	$7,883	$23,313	$23,955

(1)  For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2010	2010	2010	2009	2009

Assets
Investments
Fixed income securities, at fair value (amortized cost $80,786, $81,425, $82,486, $81,243 and $81,367)	$83,193	$81,925	$81,284	$78,766	$78,561
Equity securities, at fair value (cost $3,447, $3,356, $3,436, $4,845 and $4,274)	3,707	3,254	3,807	5,024	4,603
Mortgage loans	6,961	7,173	7,639	7,935	8,853
Limited partnership interests	3,454	3,119	2,802	2,744	2,770
Short-term, at fair value (amortized cost $2,776, $2,414, $2,482, $3,056 and $3,470)	2,776	2,414	2,482	3,056	3,470
Other	2,123	2,058	2,209	2,308	2,369
Total investments	102,214	99,943	100,223	99,833	100,626

Cash	500	711	704	612	727
Premium installment receivables, net	4,981	4,830	4,823	4,839	4,970
Deferred policy acquisition costs	4,671	5,003	5,186	5,470	6,916
Reinsurance recoverables, net (1)	6,597	6,537	6,415	6,355	6,460
Accrued investment income	847	851	904	864	901
Deferred income taxes	670	1,301	1,440	1,870	1,520
Property and equipment, net	922	935	954	990	1,013
Goodwill	874	874	874	875	874
Other assets	1,799	1,822	1,804	1,872	2,471
Separate Accounts	8,459	8,003	9,059	9,072	9,026

Total assets	$132,534	$130,810	$132,386	$132,652	$135,504

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2010	2010	2010	2009	2009

Liabilities
Reserve for property-liability insurance claims and claims expense	$19,294	$19,434	$19,420	$19,167	$19,176
Reserve for life-contingent contract benefits	13,955	13,483	13,052	12,910	12,849
Contractholder funds	48,936	49,443	51,027	52,582	53,336
Unearned premiums	10,001	9,684	9,575	9,822	10,069
Claim payments outstanding	733	733	763	742	772
Other liabilities and accrued expenses	5,945	6,054	5,992	5,726	6,081
Long-term debt	5,909	5,909	5,910	5,910	6,661
Separate Accounts	8,459	8,003	9,059	9,072	9,026
Total liabilities	113,232	112,743	114,798	115,931	117,970

Equity
Common stock, 538 million, 538 million, 538 million, 537 million and 536 million shares outstanding	9	9	9	9	9
Additional capital paid-in	3,165	3,155	3,152	3,172	3,160
Retained income	31,781	31,552	31,514	31,492	31,083
Deferred ESOP expense	(45)	(44)	(44)	(47)	(47)
Treasury stock, at cost (362 million, 362 million, 362 million, 363 million and 364 million shares)	(15,755)	(15,760)	(15,782)	(15,828)	(15,832)
Accumulated other comprehensive income:
Unrealized net capital gains and losses:
Unrealized net capital losses on fixed income securities with other-than-temporary impairment	(200)	(332)	(384)	(441)	(411)
Other unrealized net capital gains and losses	1,919	588	(172)	(1,072)	(1,218)
Unrealized adjustment to DAC, DSI and insurance reserves	(427)	72	472	643	1,741
Total unrealized net capital gains and losses	1,292	328	(84)	(870)	112
Unrealized foreign currency translation adjustments	54	43	60	46	42
Unrecognized pension and other postretirement benefit cost	(1,227)	(1,244)	(1,265)	(1,282)	(1,022)
Total accumulated other comprehensive income (loss)	119	(873)	(1,289)	(2,106)	(868)
Total shareholders’ equity	19,274	18,039	17,560	16,692	17,505
Noncontrolling interest	28	28	28	29	29
Total equity	19,302	18,067	17,588	16,721	17,534
Total liabilities and equity	$132,534	$130,810	$132,386	$132,652	$135,504

(1)   Reinsurance recoverables of unpaid losses related to Property-Liability were $2,095 million, $2,176 million, $2,162 million, $2,139 million and $2,140 million at September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009 and September 30, 2009, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER SHARE

($ in millions, except per share data )

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Book value per share

Numerator:

Shareholders’ equity	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242

Denominator:

Shares outstanding and dilutive potential shares outstanding	543.3	542.7	544.3	541.3	542.1	540.6	540.5

Book value per share	$35.48	$33.24	$32.26	$30.84	$32.29	$27.87	$22.65

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Shareholders’ equity	$19,274	$18,039	$17,560	$16,692	$17,505	$15,068	$12,242

Unrealized net capital gains and losses on fixed income securities	1,138	398	(309)	(967)	(81)	(1,988)	(3,314)

Adjusted shareholders’ equity	$18,136	$17,641	$17,869	$17,659	$17,586	$17,056	$15,556

Denominator:

Shares outstanding and dilutive potential shares outstanding	543.3	542.7	544.3	541.3	542.1	540.6	540.5

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$33.38	$32.51	$32.83	$32.62	$32.44	$31.55	$28.78

THE ALLSTATE CORPORATION

RETURN ON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Return on Shareholders’ Equity

Numerator:

Net income (loss) (1)	$1,150	$1,004	$1,248	$854	$(793)	$(1,937)	$(2,301)

Denominator:

Beginning shareholders’ equity	$17,505	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303
Ending shareholders’ equity	19,274	18,039	17,560	16,692	17,505	15,068	12,242

Average shareholders’ equity (2)	$18,390	$16,554	$14,901	$14,667	$17,222	$17,389	$16,273

Return on shareholders’ equity	6.3%	6.1%	8.4%	5.8%	(4.6)%	(11.1)%	(14.1)%

Operating Income Return on Shareholders’ Equity *

Numerator:

Operating income (1)	$1,860	$1,946	$1,802	$1,881	$1,807	$1,079	$1,465

Denominator:

Beginning shareholders’ equity	$17,505	$15,068	$12,242	$12,641	$16,938	$19,709	$20,303
Unrealized net capital gains and losses	112	(2,112)	(3,767)	(3,738)	(1,475)	(274)	(280)
Adjusted beginning shareholders’ equity	17,393	17,180	16,009	16,379	18,413	19,983	20,583

Ending shareholders’ equity	19,274	18,039	17,560	16,692	17,505	15,068	12,242
Unrealized net capital gains and losses	1,292	328	(84)	(870)	112	(2,112)	(3,767)
Adjusted ending shareholders’ equity	17,982	17,711	17,644	17,562	17,393	17,180	16,009

Average adjusted shareholders’ equity (2)	$17,688	$17,446	$16,827	$16,971	$17,903	$18,582	$18,296

Operating income return on shareholders’ equity	10.5%	11.2%	10.7%	11.1%	10.1%	5.8%	8.0%

(1) Net income (loss) and operating income reflect a trailing twelve-month period.

(2) Average shareholders’ equity and average adjusted shareholders’ equity are determined using a two-point average, with the beginning and ending shareholders’ equity and adjusted shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009

Debt

Long-term debt	$5,909	$5,909	$5,910	$5,910	$6,661	$6,658	$5,659

Capital resources

Debt	$5,909	$5,909	$5,910	$5,910	$6,661	$6,658	$5,659

Shareholders’ equity
Common stock	9	9	9	9	9	9	9
Additional capital paid-in	3,165	3,155	3,152	3,172	3,160	3,144	3,129
Retained income	31,781	31,552	31,514	31,492	31,083	30,969	29,825
Deferred ESOP expense	(45)	(44)	(44)	(47)	(47)	(47)	(46)
Treasury stock	(15,755)	(15,760)	(15,782)	(15,828)	(15,832)	(15,835)	(15,836)
Unrealized net capital gains and losses	1,292	328	(84)	(870)	112	(2,112)	(3,767)
Unrealized foreign currency translation adjustments	54	43	60	46	42	17	(3)
Unrecognized pension and other postretirement benefit cost	(1,227)	(1,244)	(1,265)	(1,282)	(1,022)	(1,077)	(1,069)
Total shareholders’ equity	19,274	18,039	17,560	16,692	17,505	15,068	12,242

Total capital resources	$25,183	$23,948	$23,470	$22,602	$24,166	$21,726	$17,901

Ratio of debt to shareholders’ equity	30.7%	32.8%	33.7%	35.4%	38.1%	44.2%	46.2%

Ratio of debt to capital resources	23.5%	24.7%	25.2%	26.1%	27.6%	30.6%	31.6%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)	$367	$145	$120	$518	$221	$389	$(274)	$632	$336
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	29	10	16	(4)	(1)	(12)	(74)	55	(87)
Realized capital gains and losses	144	451	348	33	519	(328)	359	943	550
Gain on disposition of operations	(9)	(2)	(1)	(1)	(2)	(1)	(3)	(12)	(6)
Interest credited to contractholder funds	445	450	463	490	496	561	579	1,358	1,636
Changes in:
Policy benefits and other insurance reserves	(163)	118	188	(117)	(312)	96	(244)	143	(460)
Unearned premiums	307	126	(261)	(253)	289	47	(330)	172	6
Deferred policy acquisition costs	(68)	(100)	30	43	(77)	167	381	(138)	471
Premium installment receivables, net	(146)	(15)	24	134	(163)	(16)	71	(137)	(108)
Reinsurance recoverables, net	(23)	(134)	(72)	16	32	(52)	(81)	(229)	(101)
Income taxes	104	1	73	485	(184)	(84)	1,443	178	1,175
Other operating assets and liabilities	(58)	80	36	(558)	215	193	(305)	58	103
Net cash provided by operating activities	929	1,130	964	786	1,033	960	1,522	3,023	3,515

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	8,231	4,184	4,930	5,261	7,242	4,373	4,483	17,345	16,098
Equity securities	1,216	1,056	1,990	2,258	1,089	1,675	1,872	4,262	4,636
Limited partnership interests	109	132	146	76	79	60	154	387	293
Mortgage loans	77	41	3	200	(1)	129	12	121	140
Other investments	36	25	37	91	167	246	16	98	429
Investment collections
Fixed income securities	1,281	1,269	1,122	1,609	1,289	1,455	1,203	3,672	3,947
Mortgage loans	146	375	263	671	495	126	472	784	1,093
Other investments	52	26	18	18	34	34	31	96	99
Investment purchases
Fixed income securities	(8,812)	(4,801)	(7,099)	(6,879)	(10,270)	(6,999)	(5,425)	(20,712)	(22,694)
Equity securities	(1,220)	(945)	(556)	(2,505)	(1,784)	(2,274)	(1,933)	(2,721)	(5,991)
Limited partnership interests	(424)	(431)	(185)	(110)	(406)	(124)	(144)	(1,040)	(674)
Mortgage loans	(45)	(9)	(1)	(3)	(9)	(4)	(10)	(55)	(23)
Other investments	(20)	(36)	(43)	(10)	(13)	(41)	-	(99)	(54)
Change in short-term investments, net	(335)	28	411	544	2,270	2,460	707	104	5,437
Change in other investments, net	(336)	(79)	(49)	(196)	(64)	(32)	(48)	(464)	(144)
Disposition of operations	7	-	-	-	-	-	12	7	12
Purchases of property and equipment, net	(45)	(45)	(24)	(46)	(39)	(51)	(53)	(114)	(143)
Net cash (used in) provided by investing activities	(82)	790	963	979	79	1,033	1,349	1,671	2,461

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issuance of long-term debt	-	-	-	-	3	1,000	-	-	1,003
Repayment of long-term debt	-	(1)	-	(751)	-	(1)	-	(1)	(1)
Contractholder fund deposits	730	739	828	898	802	1,152	1,298	2,297	3,252
Contractholder fund withdrawals	(1,667)	(2,543)	(2,569)	(1,921)	(1,749)	(4,159)	(3,577)	(6,779)	(9,485)
Dividends paid	(107)	(108)	(107)	(108)	(107)	(107)	(220)	(322)	(434)
Treasury stock purchases	-	-	(5)	(1)	-	-	(3)	(5)	(3)
Shares reissued under equity incentive plans, net	1	11	14	1	2	-	-	26	2
Excess tax benefits on share-based payment arrangements	(3)	(2)	(2)	1	-	-	(6)	(7)	(6)
Other	(12)	(9)	6	1	(3)	(48)	59	(15)	8
Net cash used in financing activities	(1,058)	(1,913)	(1,835)	(1,880)	(1,052)	(2,163)	(2,449)	(4,806)	(5,664)

NET (DECREASE) INCREASE IN CASH	(211)	7	92	(115)	60	(170)	422	(112)	312
CASH AT BEGINNING OF PERIOD	711	704	612	727	667	837	415	612	415
CASH AT END OF PERIOD	$500	$711	$704	$612	$727	$667	$837	$500	$727

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs
	For the three months ended September 30, 2010

				Accretion
				(amortization)
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged	capital gains	balance
	June 30, 2010	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Sept. 30, 2010

Property-Liability	$1,367	$954	$(915)	$-	$-	$-	$1,406

Allstate Financial:
Traditional life and accident and health	669	37	(29)	-	-	-	677
Interest-sensitive life	2,225	68	(53)	12	-	(139)	2,113
Fixed annuity	738	13	(19)	(2)	-	(259)	471
Other	4	-	-	-	-	-	4
Sub-total	3,636	118	(101)	10	-	(398)	3,265

Consolidated	$5,003	$1,072	$(1,016)	$10	$-	$(398)	$4,671

	Change in Deferred Policy Acquisition Costs
	For the three months ended September 30, 2009

				(Amortization)
				accretion
				relating to
				realized	Amortization	Effect of
	Beginning	Acquisition	Amortization	capital	acceleration	unrealized	Ending
	balance	costs	before	gains and	charged	capital gains	balance
	June 30, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Sept. 30, 2009

Property-Liability	$1,401	$988	$(943)	$-	$-	$-	$1,446

Allstate Financial:
Traditional life and accident and health	614	39	(25)	-	-	-	628
Interest-sensitive life	2,386	55	(47)	(10)	-	(170)	2,214
Fixed annuity	3,821	21	(35)	38	-	(1,222)	2,623
Other	6	-	(1)	-	-	-	5
Sub-total	6,827	115	(108)	28	-	(1,392)	5,470

Consolidated	$8,228	$1,103	$(1,051)	$28	$-	$(1,392)	$6,916

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs							Reconciliation of Deferred Policy
	For the nine months ended September 30, 2010							Acquisition Costs as of September 30, 2010

				Accretion
				(amortization)
				relating to	Amortization			DAC before		DAC after
				realized	deceleration	Effect of		impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2009	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Sept. 30, 2010	and losses	and losses	and losses

Property-Liability	$1,410	$2,750	$(2,754)	$-	$-	$-	$1,406	$1,406	$-	$1,406

Allstate Financial:
Traditional life and accident and health	650	112	(85)	-	-	-	677	677	-	677
Interest-sensitive life	2,246	199	(92)	18	13	(271)	2,113	2,287	(174)	2,113
Fixed annuity	1,159	44	(62)	(5)	(1)	(664)	471	362	109	471
Other	5	-	(1)	-	-	-	4	4	-	4
Sub-total	4,060	355	(240)	13	12	(935)	3,265	3,330	(65)	3,265

Consolidated	$5,470	$3,105	$(2,994)	$13	$12	$(935)	$4,671	$4,736	$(65)	$4,671

	Change in Deferred Policy Acquisition Costs									Reconciliation of Deferred Policy
	For the nine months ended September 30, 2009									Acquisition Costs as of September 30, 2009

			Impact of			Amortization
		Impact of	adoption of new			relating to	Amortization			DAC before		DAC after
		adoption of new	OTTI accounting			realized	deceleration	Effect of		Impact of	impact of	impact of
	Beginning	OTTI accounting	effect of	Acquisition	Amortization	capital	(acceleration)	unrealized	Ending	unrealized	unrealized	unrealized
	balance	before	unrealized capital	costs	before	gains and	credited (charged)	capital gains	balance	capital gains	capital gains	capital gains
	Dec. 31, 2008	unrealized impact (3)	gains and losses (4)	deferred	adjustments (1) (2)	losses (2)	to income (2)	and losses	Sept. 30, 2009	and losses	and losses	and losses

Property-Liability	$1,453	$-	$-	$2,825	$(2,832)	$-	$-	$-	$1,446	$1,446	$-	$1,446

Allstate Financial:
Traditional life and accident and health	595	-	-	113	(80)	-	-	-	628	628	-	628
Interest-sensitive life	2,449	(6)	6	159	(136)	(8)	12	(262)	2,214	2,114	100	2,214
Fixed annuity	4,037	(170)	170	81	(163)	(150)	(289)	(893)	2,623	448	2,175	2,623
Other	8	-	-	-	(3)	-	-	-	5	5	-	5
Sub-total	7,089	(176)	176	353	(382)	(158)	(277)	(1,155)	5,470	3,195	2,275	5,470

Consolidated	$8,542	$(176)	$176	$3,178	$(3,214)	$(158)	$(277)	$(1,155)	$6,916	$4,641	$2,275	$6,916

(1)

Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and amortization acceleration/deceleration charged/credited to income.

(2)	Included as a component of amortization of DAC on the Consolidated Statements of Operations.

(3)

The adoption of new accounting guidance for the recognition of other-than-temporary impairments of fixed income securities (“new OTTI accounting”) resulted in an adjustment to DAC to reverse previously recorded DAC accretion related to realized capital losses that were reclassified to other comprehensive income upon adoption on April 1, 2009. The adjustment was recorded as a reduction of the DAC balance and retained earnings.

(4)

The adoption of new OTTI accounting resulted in an adjustment to DAC due to the change in unrealized capital gains and losses balance that occurred upon adoption on April 1, 2009 when previously recorded realized capital losses were reclassified to other comprehensive income. The adjustment was recorded as an increase of the DAC balance and unrealized net capital gains and losses.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Premiums written *	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,269	$19,665	$19,694
(Increase) decrease in unearned premiums	(319)	(110)	245	248	(315)	(70)	337	(184)	(48)
Other	51	(17)	-	(8)	40	15	(24)	34	31

Premiums earned	6,499	6,513	6,503	6,517	6,535	6,560	6,582	19,515	19,677
Claims and claims expense	(4,603)	(4,714)	(4,792)	(4,451)	(4,573)	(5,002)	(4,720)	(14,109)	(14,295)
Amortization of deferred policy acquisition costs	(915)	(914)	(925)	(957)	(943)	(940)	(949)	(2,754)	(2,832)
Operating costs and expenses	(706)	(664)	(704)	(648)	(642)	(591)	(678)	(2,074)	(1,911)
Restructuring and related charges	(9)	(14)	(11)	(17)	(31)	(30)	(27)	(34)	(88)
Underwriting income (loss) *	266	207	71	444	346	(3)	208	544	551

Net investment income	284	310	304	324	326	334	344	898	1,004
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(1)	(1)	(2)	(2)	(3)	(3)	(4)	(8)
Income tax expense on operations	(154)	(148)	(88)	(212)	(169)	(39)	(135)	(390)	(343)

Operating income	394	368	286	554	501	289	414	1,048	1,204

Realized capital gains and losses, after-tax	(69)	(69)	(123)	151	(188)	131	(316)	(261)	(373)
Gain on disposition of operations, after-tax	4	-	-	-	-	-	-	4	-
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	2	-	1	2	1	2	2	3	5
Net income	$331	$299	$164	$707	$314	$422	$100	$794	$836

Catastrophe losses	$386	$636	$648	$328	$407	$818	$516	$1,670	$1,741

Operating ratios *
Claims and claims expense (“loss”) ratio (1)	70.8	72.4	73.7	68.3	70.0	76.2	71.7	72.3	72.6
Expense ratio (2)	25.1	24.4	25.2	24.9	24.7	23.8	25.1	24.9	24.6
Combined ratio	95.9	96.8	98.9	93.2	94.7	100.0	96.8	97.2	97.2

Combined ratio excluding the effect of catastrophes *	90.0	87.0	88.9	88.2	88.5	87.5	89.0	88.6	88.4
Effect of catastrophe losses on combined ratio *	5.9	9.8	10.0	5.0	6.2	12.5	7.8	8.6	8.8
Combined ratio	95.9	96.8	98.9	93.2	94.7	100.0	96.8	97.2	97.2

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”) *	89.2	88.1	89.1	88.1	88.0	87.2	88.9	88.8	88.1
Effect of catastrophe losses on combined ratio *	5.9	9.8	10.0	5.0	6.2	12.5	7.8	8.6	8.8
Effect of prior year reserve reestimates on combined ratio *	0.2	(2.3)	(0.4)	(0.4)	(0.7)	0.3	(0.8)	(0.9)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.6	1.2	0.2	0.5	1.2	-	0.9	0.7	0.7
Combined ratio	95.9	96.8	98.9	93.2	94.7	100.0	96.8	97.2	97.2

Effect of restructuring and related charges on combined ratio *	0.1	0.2	0.2	0.3	0.5	0.5	0.4	0.2	0.4

Effect of Discontinued Lines and Coverages on combined ratio	0.3	-	0.1	0.1	0.3	-	0.1	0.1	0.1

(1)           The increase in the loss ratio for the third quarter of 2010 compared to the same quarter of 2009 includes a $70 million unfavorable prior year reserve reestimate related to a litigation settlement.

(2)           The increase in expense ratio in the third quarter of 2010 is due to increased investments in marketing and increases in the net costs of employee benefits, partially offset by improved operational efficiencies.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Property-Liability Underwriting Summary
Allstate Protection	$287	$209	$75	$449	$363	$1	$214	$571	$578
Discontinued Lines and Coverages	(21)	(2)	(4)	(5)	(17)	(4)	(6)	(27)	(27)
Underwriting income (loss)	$266	$207	$71	$444	$346	$(3)	$208	$544	$551

Allstate Protection Underwriting Summary
Premiums written	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,270	$19,665	$19,695

Premiums earned	$6,498	$6,513	$6,503	$6,517	$6,535	$6,560	$6,583	$19,514	$19,678
Claims and claims expense	(4,582)	(4,713)	(4,790)	(4,448)	(4,557)	(5,000)	(4,717)	(14,085)	(14,274)
Amortization of deferred policy acquisition costs	(915)	(914)	(925)	(957)	(943)	(940)	(949)	(2,754)	(2,832)
Operating costs and expenses	(705)	(663)	(702)	(646)	(641)	(589)	(676)	(2,070)	(1,906)
Restructuring and related charges	(9)	(14)	(11)	(17)	(31)	(30)	(27)	(34)	(88)
Underwriting income	$287	$209	$75	$449	$363	$1	$214	$571	$578

Catastrophe losses	$386	$636	$648	$328	$407	$818	$516	$1,670	$1,741

Operating ratios
Loss ratio	70.5	72.4	73.6	68.2	69.7	76.2	71.6	72.2	72.6
Expense ratio	25.1	24.4	25.2	24.9	24.7	23.8	25.1	24.9	24.5
Combined ratio	95.6	96.8	98.8	93.1	94.4	100.0	96.7	97.1	97.1

Effect of catastrophe losses on combined ratio	5.9	9.8	10.0	5.0	6.2	12.5	7.8	8.6	8.8

Effect of restructuring and related charges on combined ratio	0.1	0.2	0.2	0.3	0.5	0.5	0.4	0.2	0.4

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$-	$-	$-	$-	$-	$(1)	$-	$(1)

Premiums earned	$1	$-	$-	$-	$-	$-	$(1)	$1	$(1)
Claims and claims expense	(21)	(1)	(2)	(3)	(16)	(2)	(3)	(24)	(21)
Operating costs and expenses	(1)	(1)	(2)	(2)	(1)	(2)	(2)	(4)	(5)
Underwriting loss	$(21)	$(2)	$(4)	$(5)	$(17)	$(4)	$(6)	$(27)	$(27)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.3	-	0.1	0.1	0.3	-	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY MARKET SEGMENT

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Allstate brand (1)
Standard auto	$4,028	$3,948	$4,023	$3,860	$4,049	$3,876	$3,978	$11,999	$11,903
Non-standard auto	223	220	237	219	235	232	241	680	708
Auto	4,251	4,168	4,260	4,079	4,284	4,108	4,219	12,679	12,611

Involuntary auto	18	25	16	15	13	15	12	59	40
Commercial lines	130	137	131	128	132	147	143	398	422
Homeowners	1,610	1,565	1,189	1,359	1,573	1,532	1,171	4,364	4,276
Other personal lines	468	457	399	410	460	451	391	1,324	1,302
	6,477	6,352	5,995	5,991	6,462	6,253	5,936	18,824	18,651

Encompass brand
Standard auto	166	169	160	171	208	217	204	495	629
Non-standard auto	1	1	3	3	6	5	8	5	19
Auto	167	170	163	174	214	222	212	500	648

Involuntary auto	3	3	2	2	2	3	3	8	8
Homeowners	98	94	80	89	110	112	97	272	319
Other personal lines	22	21	18	21	22	25	22	61	69

	290	288	263	286	348	362	334	841	1,044

Allstate Protection	6,767	6,640	6,258	6,277	6,810	6,615	6,270	19,665	19,695

Discontinued Lines and Coverages	-	-	-	-	-	-	(1)	-	(1)

Property-Liability	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,269	$19,665	$19,694

Allstate Protection
Standard auto	$4,194	$4,117	$4,183	$4,031	$4,257	$4,093	$4,182	$12,494	$12,532
Non-standard auto	224	221	240	222	241	237	249	685	727
Auto	4,418	4,338	4,423	4,253	4,498	4,330	4,431	13,179	13,259

Involuntary auto	21	28	18	17	15	18	15	67	48
Commercial lines	130	137	131	128	132	147	143	398	422
Homeowners	1,708	1,659	1,269	1,448	1,683	1,644	1,268	4,636	4,595
Other personal lines	490	478	417	431	482	476	413	1,385	1,371

	$6,767	$6,640	$6,258	$6,277	$6,810	$6,615	$6,270	$19,665	$19,695

(1)

Allstate brand premiums written, excluding Allstate Canada, by the direct channel totaled $195 million, $181 million, $185 million, $161 million, $169 million, $146 million and $146 million for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.  Allstate brand premiums written by the direct channel totaled $561 million and $461 million for the nine months ended September 30, 2010 and September 30, 2009, respectively.  The decline in growth rate in the three months and nine months ended September 30, 2010, compared to the growth rate in the three months and six months ended June 30, 2010 was impacted by profitabiliity management actions taken in New York, Florida, California and North Carolina.  The direct channel includes call centers and the internet.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended September 30,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio
Allstate brand
Standard auto	$3,961	$3,946	$2,723	$2,708	$15	$53	$970	$949	68.7	68.6	0.4	1.3	24.5	24.1	(0.6)	0.3
Non-standard auto	222	231	137	147	-	1	61	59	61.7	63.6	-	0.4	27.5	25.6	(6.8)	(3.9)
Auto	4,183	4,177	2,860	2,855	15	54	1,031	1,008	68.4	68.4	0.4	1.3	24.6	24.1	(0.9)	0.1

Homeowners	1,430	1,396	1,151	1,053	331	311	346	319	80.5	75.4	23.1	22.3	24.2	22.9	5.2	(5.2)
Other personal lines (1)	591	601	363	385	26	24	161	190	61.4	64.1	4.4	4.0	27.3	31.6	(6.3)	(0.8)

Total Allstate brand	6,204	6,174	4,374	4,293	372	389	1,538	1,517	70.5	69.5	6.0	6.3	24.8	24.6	-	(1.2)

Encompass brand
Standard auto	173	221	131	170	1	1	52	56	75.7	76.9	0.6	0.5	30.1	25.4	(1.7)	3.6
Non-standard auto	2	6	2	4	-	-	1	3	100.0	66.7	-	-	50.0	50.0	-	(16.7)
Auto	175	227	133	174	1	1	53	59	76.0	76.6	0.6	0.4	30.3	26.0	(1.7)	3.1

Homeowners	96	108	61	73	13	17	31	32	63.5	67.6	13.5	15.7	32.3	29.6	(7.3)	(1.9)
Other personal lines (1)	23	26	14	17	-	-	7	7	60.9	65.4	-	-	30.4	26.9	(4.3)	7.7

Total Encompass brand	294	361	208	264	14	18	91	98	70.7	73.1	4.8	5.0	31.0	27.2	(3.7)	1.9

Allstate Protection	$6,498	$6,535	$4,582	$4,557	$386	$407	$1,629	$1,615	70.5	69.7	5.9	6.2	25.1	24.7	(0.2)	(1.0)

	Nine months ended September 30,

	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

											Effect of				Effect of pre-tax
					Incurred						catastrophe losses				reserve reestimates
	Premiums earned		Incurred losses		catastrophe losses		Expenses		Loss ratio (2)		on the loss ratio		Expense ratio		on the combined ratio
Allstate brand
Standard auto	$11,873	$11,791	$8,245	$8,183	$121	$199	$2,924	$2,858	69.5	69.4	1.0	1.7	24.6	24.2	(0.9)	(0.1)
Non-standard auto	680	708	452	470	2	6	177	172	66.5	66.4	0.3	0.8	26.0	24.3	(4.3)	(2.3)
Auto	12,553	12,499	8,697	8,653	123	205	3,101	3,030	69.3	69.2	1.0	1.6	24.7	24.3	(1.0)	(0.3)

Homeowners	4,262	4,222	3,559	3,565	1,348	1,346	992	959	83.5	84.5	31.6	31.9	23.3	22.7	0.2	(2.4)
Other personal lines (1)	1,775	1,811	1,128	1,223	118	130	502	526	63.5	67.5	6.6	7.2	28.3	29.1	(3.6)	1.7

Total Allstate brand	18,590	18,532	13,384	13,441	1,589	1,681	4,595	4,515	72.0	72.5	8.5	9.1	24.7	24.4	(1.0)	(0.6)

Encompass brand
Standard auto	552	702	415	525	4	4	153	184	75.2	74.8	0.7	0.6	27.7	26.2	1.8	1.0
Non-standard auto	8	22	8	16	-	-	3	8	100.0	72.7	-	-	37.5	36.4	-	(9.1)
Auto	560	724	423	541	4	4	156	192	75.5	74.7	0.7	0.6	27.9	26.5	1.8	0.7

Homeowners	292	340	226	233	74	55	89	98	77.4	68.6	25.3	16.2	30.5	28.8	(3.4)	(4.4)
Other personal lines (1)	72	82	52	59	3	1	18	21	72.2	72.0	4.2	1.2	25.0	25.6	(1.4)	9.8

Total Encompass brand	924	1,146	701	833	81	60	263	311	75.9	72.7	8.8	5.2	28.4	27.1	(0.1)	(0.2)

Allstate Protection	$19,514	$19,678	$14,085	$14,274	$1,670	$1,741	$4,858	$4,826	72.2	72.6	8.6	8.8	24.9	24.5	(1.0)	(0.5)

(1)          Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

(2)          Ratios are calculated using the premiums earned for the respective line of business.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL MARKET SEGMENT ANALYSIS

($ in millions)

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2010				June 30, 2010				March 31, 2010				December 31, 2009

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,961	68.7	0.4	24.5	$3,969	70.1	2.0	24.4	$3,943	69.4	0.7	25.0	$3,944	69.2	(0.3)	24.5
Non-standard auto	222	61.7	-	27.5	228	68.9	0.4	26.3	230	68.7	0.4	24.3	231	69.3	0.4	25.1
Auto	4,183	68.4	0.4	24.6	4,197	70.1	1.9	24.5	4,173	69.4	0.7	25.0	4,175	69.2	(0.3)	24.5

Homeowners	1,430	80.5	23.1	24.2	1,416	82.6	34.7	21.8	1,416	87.5	37.1	23.8	1,411	65.1	20.6	23.9
Other personal lines (1)	591	61.4	4.4	27.3	592	65.7	8.3	28.4	592	63.5	7.3	29.2	591	66.7	6.6	28.6

Total Allstate brand	6,204	70.5	6.0	24.8	6,205	72.5	10.0	24.3	6,181	73.0	9.7	25.1	6,177	68.0	5.1	24.8

Encompass brand
Standard auto	173	75.7	0.6	30.1	185	73.0	0.5	27.0	194	76.8	1.0	26.3	205	77.5	(0.5)	25.4
Non-standard auto	2	100.0	-	50.0	2	100.0	-	50.0	4	100.0	-	25.0	5	80.0	-	40.0
Auto	175	76.0	0.6	30.3	187	73.2	0.5	27.3	198	77.3	1.0	26.2	210	77.6	(0.5)	25.7

Homeowners	96	63.5	13.5	32.3	96	64.6	15.6	30.2	100	103.0	46.0	29.0	104	57.7	9.6	29.8
Other personal lines (1)	23	60.9	-	30.4	25	64.0	-	20.0	24	91.7	12.5	25.0	26	88.4	3.8	23.1

Total Encompass brand	294	70.7	4.8	31.0	308	69.8	5.2	27.6	322	86.4	15.8	27.0	340	72.3	2.9	26.8

Allstate Protection	$6,498	70.5	5.9	25.1	$6,513	72.4	9.8	24.4	$6,503	73.6	10.0	25.2	$6,517	68.2	5.0	24.9

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2009				June 30, 2009				March 31, 2009				December 31, 2008

			Effect of				Effect of				Effect of				Effect of
	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense	Premiums	Loss	CAT losses	Expense
	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio	earned	ratio	on loss ratio	ratio

Allstate brand
Standard auto	$3,946	68.6	1.3	24.1	$3,928	70.7	2.1	24.2	$3,917	68.8	1.6	24.5	$3,939	73.3	0.6	26.1
Non-standard auto	231	63.6	0.4	25.6	240	67.1	1.3	23.7	237	68.4	0.8	23.6	246	67.1	0.4	24.8
Auto	4,177	68.4	1.3	24.1	4,168	70.6	2.1	24.1	4,154	68.8	1.6	24.5	4,185	72.9	0.6	26.0

Homeowners	1,396	75.4	22.3	22.9	1,409	95.1	45.8	21.2	1,417	82.7	27.5	24.1	1,459	59.9	11.6	24.7
Other personal lines (1)	601	64.1	4.0	31.6	600	72.5	9.8	25.3	610	66.1	7.7	30.1	606	66.8	8.9	34.7

Total Allstate brand	6,174	69.5	6.3	24.6	6,177	76.3	12.8	23.6	6,181	71.7	8.1	25.0	6,250	69.3	4.0	26.5

Encompass brand
Standard auto	221	76.9	0.5	25.4	234	73.5	0.4	26.1	247	74.1	0.8	27.1	261	78.1	0.4	28.0
Non-standard auto	6	66.7	-	50.0	7	85.7	-	28.6	9	66.7	-	33.3	10	130.0	-	50.0
Auto	227	76.6	0.4	26.0	241	73.9	0.4	26.1	256	73.8	0.8	27.4	271	80.1	0.4	28.8

Homeowners	108	67.6	15.7	29.6	114	76.3	22.8	28.1	118	61.9	10.2	28.8	117	53.0	6.0	33.3
Other personal lines (1)	26	65.4	-	26.9	28	71.4	3.6	25.0	28	78.6	-	25.0	30	80.0	16.7	26.7

Total Encompass brand	361	73.1	5.0	27.2	383	74.4	7.3	26.6	402	70.7	3.5	27.6	418	72.5	3.1	29.9

Allstate Protection	$6,535	69.7	6.2	24.7	$6,560	76.2	12.5	23.8	$6,583	71.6	7.8	25.1	$6,668	69.6	3.9	26.7

(1)  Other personal lines includes commercial, condominium, renters, involuntary auto and other personal lines.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2010 (1)				June 30, 2010				March 31, 2010				December 31, 2009

	Number of			State	Number of			State	Number of			State	Number of		State
	states		Countrywide (%) (4)	specific (%)(5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	21	(7)	0.5	2.8	32	(6) (7)	0.2	0.5	8		0.3	2.9	15	1.5	5.5
Non-standard auto	4		0.7	5.8	5	(6)	2.7	10.9	1		0.9	22.1	4	1.1	9.4
Auto	24		0.5	2.9	33	(6)	0.3	0.9	9		0.3	3.3	17	1.5	5.6
Homeowners (3)	15		1.0	4.2	14	(6)	2.0	11.3	6		0.9	7.4	22	1.9	6.5

Encompass brand
Standard auto	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6		1.5	7.1	11	1.3	9.5
Non-standard auto	-		-	-	-		-	-	-		-	-	-	-	-
Auto	12		(0.1)	(1.3)	10		(0.1)	(0.5)	6		1.4	7.1	11	1.3	9.5
Homeowners	8	(6)	-	(0.1)	7		-	(0.3)	5		0.7	5.2	10	0.6	7.9

	Three months ended				Three months ended				Three months ended				Three months ended
	September 30, 2009				June 30, 2009				March 31, 2009				December 31, 2008

	Number of			State	Number of			State	Number of			State	Number of		State
	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)
Allstate brand
Standard auto (2)	15		1.4	6.5	12		0.8	4.3	18	(6)	0.9	3.3	8	0.2	4.1
Non-standard auto	4		1.2	5.5	2		0.1	3.2	4		0.1	1.6	2	(0.1)	(16.5)
Auto	17		1.4	6.4	13		0.8	4.3	19	(6)	0.9	3.3	9	0.2	3.9
Homeowners (3)	19	(6)	2.4	6.9	16		1.7	13.3	14		2.5	7.4	4	0.2	3.6

Encompass brand
Standard auto	13		1.6	9.6	8		1.0	8.3	24		3.7	8.1	4	0.1	6.7
Non-standard auto	-		-	-	-		-	-	1		0.9	31.7	1	0.9	49.5
Auto	13		1.6	9.6	8		0.9	8.3	25		3.6	8.1	5	0.2	9.1
Homeowners	17		2.0	4.8	10	(6)	0.5	5.7	18		1.6	6.7	4	1.2	13.1

(1)    Rate changes include changes approved based on our net cost of reinsurance. These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business. Based on historical premiums written in those states, rate changes approved for the three month period ending September 30, 2010 are estimated to total $145 million. Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.

(2)    Impacts of Allstate brand standard auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.2%, (0.1)%, 1.5%, 1.6%, 0.5%, 0.6%, 0.7% and 0.1% for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.

(3)    Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 1.0%, 1.7%, 1.5%, 1.5%, 2.4%, 1.7%, 1.7% and 0.2% for the three months ended September 30, 2010, June 30, 2010, March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009, March 31, 2009 and December 31, 2008, respectively.

(4)    Represents the impact in the states where rate changes were approved during the year as a percentage of total countrywide prior year-end premiums written.

(5)    Represents the impact in the states where rate changes were approved during the year as a percentage of its respective total prior year-end premiums written in those states.

(6)    Includes Washington, D.C.

(7)    Includes targeted rate decreases in certain markets to improve our competitive position for target customers (multi-car residence owners).

THE ALLSTATE CORPORATION

STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Standard auto
($ in millions)
Net premiums written
Allstate brand	$4,028	$3,948	$4,023	$3,860	$4,049	$3,876	$3,978	$11,999	$11,903
Encompass brand	166	169	160	171	208	217	204	495	629
	4,194	4,117	4,183	4,031	4,257	4,093	4,182	12,494	12,532
Net premiums earned
Allstate brand	$3,961	$3,969	$3,943	$3,944	$3,946	$3,928	$3,917	$11,873	$11,791
Encompass brand	173	185	194	205	221	234	247	552	702
	4,134	4,154	4,137	4,149	4,167	4,162	4,164	12,425	12,493
Incurred losses
Allstate brand	$2,723	$2,783	$2,739	$2,729	$2,708	$2,779	$2,696	$8,245	$8,183
Encompass brand	131	135	149	159	170	172	183	415	525
	2,854	2,918	2,888	2,888	2,878	2,951	2,879	8,660	8,708
Expenses
Allstate brand	$970	$969	$985	$965	$949	$949	$960	$2,924	$2,858
Encompass brand	52	50	51	52	56	61	67	153	184
	1,022	1,019	1,036	1,017	1,005	1,010	1,027	3,077	3,042
Underwriting Income
Allstate brand	$268	$217	$219	$250	$289	$200	$261	$704	$750
Encompass brand	(10)	-	(6)	(6)	(5)	1	(3)	(16)	(7)
	258	217	213	244	284	201	258	688	743
Loss ratio
Allstate brand	68.7	70.1	69.4	69.2	68.6	70.7	68.8	69.5	69.4
Encompass brand	75.7	73.0	76.8	77.5	76.9	73.5	74.1	75.2	74.8
Allstate Protection	69.1	70.3	69.8	69.6	69.1	70.9	69.1	69.7	69.7
Expense ratio
Allstate brand	24.5	24.4	25.0	24.5	24.1	24.2	24.5	24.6	24.2
Encompass brand	30.1	27.0	26.3	25.4	25.4	26.1	27.1	27.7	26.2
Allstate Protection	24.7	24.5	25.1	24.5	24.1	24.3	24.7	24.8	24.4
Combined ratio
Allstate brand	93.2	94.5	94.4	93.7	92.7	94.9	93.3	94.1	93.6
Encompass brand	105.8	100.0	103.1	102.9	102.3	99.6	101.2	102.9	101.0
Allstate Protection	93.8	94.8	94.9	94.1	93.2	95.2	93.8	94.5	94.1
Effect of catastrophe losses on loss ratio
Allstate brand	0.4	2.0	0.7	(0.3)	1.3	2.1	1.6	1.0	1.7
Encompass brand	0.6	0.5	1.0	(0.5)	0.5	0.4	0.8	0.7	0.6

Allstate brand standard auto domestic operating measures (1)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	17,479	17,529	17,581	17,744	17,774	17,836	17,843	17,479	17,774
New issued applications (in thousands) (3)	537	498	464	488	524	496	521	1,499	1,541
Average premium - gross written ($)	441	444	443	441	435	430	430	443	432
Average premium - net earned ($)	432	433	430	428	426	425	424	432	425
Renewal ratio (%) (4)	88.7	89.0	88.8	88.8	89.1	89.0	88.6	88.8	88.9

Loss trends
(% change year-over-year)
Bodily injury claim frequency	7.5	4.2	5.4	14.4	19.6	13.6	5.5	5.7	12.7
Property damage claim frequency	3.7	1.9	(0.1)	7.6	10.7	5.1	1.6	1.8	5.6

(1)     Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)     Refer to the Allstate Brand Domestic Operating Measures and Statistics table for descriptions of these measures.

(3)     The decrease in new issued applications in the first nine months of 2010 was impacted by decreases in Florida and California, due in part to rate actions that were approved in 2009 in these markets and other actions to improve profitability. Excluding Florida and California, new issued applications on a countrywide basis increased 13.5% to 428 thousand in the third quarter of 2010 from 377 thousand in the third quarter of 2009, and increased 11.1% to 1,185 thousand in the first nine months of 2010 from 1,067 thousand in the first nine months of 2009, with new issued application increases in 39 states, most of which offer an auto discount (the Preferred Package Discount) for our target customer (multi-car residence owner).

(4)     The decrease in the renewal ratio of 0.4 points in the third quarter of 2010 compared to the same period of 2009, was primarily due to profitability management actions in California, Georgia, New York and North Carolina. The renewal ratio for the first nine months of 2010 was comparable to the same period of 2009.

THE ALLSTATE CORPORATION

NON-STANDARD AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009
Non-standard auto
($ in millions)
Net premiums written
Allstate brand	$223	$220	$237	$219	$235	$232	$241	$680	$708
Encompass brand	1	1	3	3	6	5	8	5	19
	224	221	240	222	241	237	249	685	727
Net premiums earned
Allstate brand	$222	$228	$230	$231	$231	$240	$237	$680	$708
Encompass brand	2	2	4	5	6	7	9	8	22
	224	230	234	236	237	247	246	688	730
Incurred losses
Allstate brand	$137	$157	$158	$160	$147	$161	$162	$452	$470
Encompass brand	2	2	4	4	4	6	6	8	16
	139	159	162	164	151	167	168	460	486
Expenses
Allstate brand	$61	$60	$56	$58	$59	$57	$56	$177	$172
Encompass brand	1	1	1	2	3	2	3	3	8
	62	61	57	60	62	59	59	180	180
Underwriting Income
Allstate brand	$24	$11	$16	$13	$25	$22	$19	$51	$66
Encompass brand	(1)	(1)	(1)	(1)	(1)	(1)	-	(3)	(2)
	23	10	15	12	24	21	19	48	64
Loss ratio
Allstate brand	61.7	68.9	68.7	69.3	63.6	67.1	68.4	66.5	66.4
Encompass brand	100.0	100.0	100.0	80.0	66.7	85.7	66.7	100.0	72.7
Allstate Protection	62.0	69.2	69.2	69.5	63.7	67.6	68.3	66.8	66.6
Expense ratio
Allstate brand	27.5	26.3	24.3	25.1	25.6	23.7	23.6	26.0	24.3
Encompass brand	50.0	50.0	25.0	40.0	50.0	28.6	33.3	37.5	36.4
Allstate Protection	27.7	26.5	24.4	25.4	26.2	23.9	24.0	26.2	24.6
Combined ratio
Allstate brand	89.2	95.2	93.0	94.4	89.2	90.8	92.0	92.5	90.7
Encompass brand	150.0	150.0	125.0	120.0	116.7	114.3	100.0	137.5	109.1
Allstate Protection	89.7	95.7	93.6	94.9	89.9	91.5	92.3	93.0	91.2
Effect of catastrophe losses on loss ratio
Allstate brand	-	0.4	0.4	0.4	0.4	1.3	0.8	0.3	0.8
Encompass brand	-	-	-	-	-	-	-	-	-

Allstate brand non-standard auto domestic operating measures (1)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009
Operating measures (2)
Policies in force (in thousands)	671	706	724	719	733	743	750	671	733
New issued applications (in thousands)	70	77	99	84	91	86	102	246	279
Average premium - gross written ($)	630	619	619	625	613	612	615	623	613
Average premium - net earned ($)	571	573	571	574	578	583	591	572	585
Renewal ratio (%)	70.8	72.5	71.8	72.4	72.6	73.3	71.6	71.7	72.5

Loss trends
(% change year-over-year)
Bodily injury claim frequency	7.1	1.4	6.6	16.7	29.5	26.3	15.9	4.9	23.6
Property damage claim frequency	3.3	0.8	3.1	9.4	16.5	10.2	7.1	2.4	11.1

(1)    Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.

(2)    Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Auto
($ in millions)
Net premiums written
Allstate brand	$4,251	$4,168	$4,260	$4,079	$4,284	$4,108	$4,219	$12,679	$12,611
Encompass brand	167	170	163	174	214	222	212	500	648
	4,418	4,338	4,423	4,253	4,498	4,330	4,431	13,179	13,259
Net premiums earned
Allstate brand	$4,183	$4,197	$4,173	$4,175	$4,177	$4,168	$4,154	$12,553	$12,499
Encompass brand	175	187	198	210	227	241	256	560	724
	4,358	4,384	4,371	4,385	4,404	4,409	4,410	13,113	13,223
Incurred losses
Allstate brand	$2,860	$2,940	$2,897	$2,889	$2,855	$2,940	$2,858	$8,697	$8,653
Encompass brand	133	137	153	163	174	178	189	423	541
	2,993	3,077	3,050	3,052	3,029	3,118	3,047	9,120	9,194
Expenses
Allstate brand	$1,031	$1,029	$1,041	$1,023	$1,008	$1,006	$1,016	$3,101	$3,030
Encompass brand	53	51	52	54	59	63	70	156	192
	1,084	1,080	1,093	1,077	1,067	1,069	1,086	3,257	3,222
Underwriting Income
Allstate brand	$292	$228	$235	$263	$314	$222	$280	$755	$816
Encompass brand	(11)	(1)	(7)	(7)	(6)	—	(3)	(19)	(9)
	281	227	228	256	308	222	277	736	807
Loss ratio
Allstate brand	68.4	70.1	69.4	69.2	68.4	70.6	68.8	69.3	69.2
Encompass brand	76.0	73.2	77.3	77.6	76.6	73.9	73.8	75.5	74.7
Allstate Protection	68.7	70.2	69.8	69.6	68.8	70.7	69.1	69.6	69.5
Expense ratio
Allstate brand	24.6	24.5	25.0	24.5	24.1	24.1	24.5	24.7	24.3
Encompass brand	30.3	27.3	26.2	25.7	26.0	26.1	27.4	27.9	26.5
Allstate Protection	24.9	24.6	25.0	24.6	24.2	24.3	24.6	24.8	24.4
Combined ratio
Allstate brand	93.0	94.6	94.4	93.7	92.5	94.7	93.3	94.0	93.5
Encompass brand	106.3	100.5	103.5	103.3	102.6	100.0	101.2	103.4	101.2
Allstate Protection	93.6	94.8	94.8	94.2	93.0	95.0	93.7	94.4	93.9
Effect of catastrophe losses on loss ratio
Allstate brand	0.4	1.9	0.7	(0.3)	1.3	2.1	1.6	1.0	1.6
Encompass brand	0.6	0.5	1.0	(0.5)	0.4	0.4	0.8	0.7	0.6
Effect of pre-tax reserve reestimates on combined ratio*
Allstate brand	(0.9)	(2.1)	(0.1)	(0.6)	0.1	(0.2)	(0.7)	(1.0)	(0.3)
Encompass brand	(1.7)	1.6	5.1	(1.0)	3.1	1.7	(2.3)	1.8	0.7

Allstate brand auto domestic operating measures (1)
	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Operating measures (2)
Policies in force (in thousands)	18,150	18,235	18,305	18,463	18,507	18,579	18,593	18,150	18,507
New issued applications (in thousands)	607	575	563	572	615	582	623	1,745	1,820
Average premium - gross written ($)	449	452	451	449	443	438	438	450	440
Average premium - net earned ($)	437	439	436	434	432	431	431	437	431
Renewal ratio (%)	87.9	88.3	88.0	88.1	88.3	88.3	87.8	88.1	88.2

Loss trends
(% change year-over-year)
Bodily injury claim frequency	7.3	3.9	5.4	14.4	20.1	14.2	5.9	5.5	13.2
Property damage claim frequency	3.6	1.8	-	7.7	10.9	5.3	1.7	1.8	5.8
Paid severity - bodily injury	1.1	(1.0)	(1.3)	(4.9)	(0.9)	0.9	2.1	(0.4)	0.7
Paid severity - property damage	1.0	(1.5)	0.4	0.1	(1.0)	0.5	(2.4)	(0.1)	(1.0)

(1)	Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations and specialty auto.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Homeowners
($ in millions)
Net premiums written
Allstate brand	$1,610	$1,565	$1,189	$1,359	$1,573	$1,532	$1,171	$4,364	$4,276
Encompass brand	98	94	80	89	110	112	97	272	319
	1,708	1,659	1,269	1,448	1,683	1,644	1,268	4,636	4,595
Net premiums earned
Allstate brand	$1,430	$1,416	$1,416	$1,411	$1,396	$1,409	$1,417	$4,262	$4,222
Encompass brand	96	96	100	104	108	114	118	292	340
	1,526	1,512	1,516	1,515	1,504	1,523	1,535	4,554	4,562
Incurred losses
Allstate brand	$1,151	$1,169	$1,239	$919	$1,053	$1,340	$1,172	$3,559	$3,565
Encompass brand	61	62	103	60	73	87	73	226	233
	1,212	1,231	1,342	979	1,126	1,427	1,245	3,785	3,798
Expenses
Allstate brand	$346	$309	$337	$337	$319	$299	$341	$992	$959
Encompass brand	31	29	29	31	32	32	34	89	98
	377	338	366	368	351	331	375	1,081	1,057
Underwriting Income
Allstate brand	$(67)	$(62)	$(160)	$155	$24	$(230)	$(96)	$(289)	$(302)
Encompass brand	4	5	(32)	13	3	(5)	11	(23)	9
	(63)	(57)	(192)	168	27	(235)	(85)	(312)	(293)
Loss ratio
Allstate brand	80.5	82.6	87.5	65.1	75.4	95.1	82.7	83.5	84.5
Encompass brand	63.5	64.6	103.0	57.7	67.6	76.3	61.9	77.4	68.6
Allstate Protection	79.4	81.4	88.5	64.6	74.9	93.7	81.1	83.1	83.2
Expense ratio
Allstate brand	24.2	21.8	23.8	23.9	22.9	21.2	24.1	23.3	22.7
Encompass brand	32.3	30.2	29.0	29.8	29.6	28.1	28.8	30.5	28.8
Allstate Protection	24.7	22.4	24.2	24.3	23.3	21.7	24.4	23.8	23.2
Combined ratio
Allstate brand	104.7	104.4	111.3	89.0	98.3	116.3	106.8	106.8	107.2
Encompass brand	95.8	94.8	132.0	87.5	97.2	104.4	90.7	107.9	97.4
Allstate Protection	104.1	103.8	112.7	88.9	98.2	115.4	105.5	106.9	106.4
Effect of catastrophe losses on loss ratio
Allstate brand	23.1	34.7	37.1	20.6	22.3	45.8	27.5	31.6	31.9
Encompass brand	13.5	15.6	46.0	9.6	15.7	22.8	10.2	25.3	16.2
Effect of pre-tax reserve reestimates on combined ratio
Allstate brand	5.2	(4.2)	(0.4)	(3.3)	(5.2)	(0.9)	(1.2)	0.2	(2.4)
Encompass brand	(7.3)	(1.0)	(2.0)	(3.8)	(1.9)	1.8	(12.7)	(3.4)	(4.4)

Allstate brand homeowners domestic operating measures (1)

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Operating measures (2)
Policies in force (in thousands)	6,740	6,821	6,886	6,973	7,027	7,104	7,181	6,740	7,027
New issued applications (in thousands)	140	151	119	136	148	145	127	410	420
Average premium - gross written ($)	953	933	921	899	889	879	861	937	878
Average premium - net earned ($)	821	803	795	785	771	768	771	806	768
Renewal ratio (%)	88.6	88.3	88.0	88.4	88.5	88.0	87.5	88.3	88.0

Loss trends
(% change year-over-year)
Claim frequency excluding catastrophe losses	(2.3)	1.7	5.1	13.9	13.5	3.9	5.1	1.2	7.7
Claim severity excluding catastrophe losses	2.1	(0.7)	(2.1)	(8.5)	9.0	7.0	3.2	0.6	6.6

(1)	Measures presented for Allstate brand exclude the Company’s Canadian operations.
(2)	Refer to the Allstate Brand Domestic Operating Measures and Statistics page for descriptions of these measures.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

ALLSTATE BRAND DOMESTIC OPERATING MEASURES AND STATISTICS (1)

	Three months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2009	2009	2009	2009
Policies in Force (2)
(in thousands)
Standard auto	17,479	17,529	17,581	17,744	17,774	17,836	17,843
Non-standard auto	671	706	724	719	733	743	750
Auto	18,150	18,235	18,305	18,463	18,507	18,579	18,593
Homeowners	6,740	6,821	6,886	6,973	7,027	7,104	7,181

New Issued Applications (3)
(in thousands)
Standard auto	537	498	464	488	524	496	521
Non-standard auto	70	77	99	84	91	86	102
Auto	607	575	563	572	615	582	623
Homeowners	140	151	119	136	148	145	127

Average Premium - Gross Written ($) (4)
Standard auto	441	444	443	441	435	430	430
Non-standard auto	630	619	619	625	613	612	615
Auto	449	452	451	449	443	438	438
Homeowners	953	933	921	899	889	879	861

Average Premium - Net Earned ($) (5)
Standard auto	432	433	430	428	426	425	424
Non-standard auto	571	573	571	574	578	583	591
Auto	437	439	436	434	432	431	431
Homeowners	821	803	795	785	771	768	771

Renewal Ratio (%) (6)
Standard auto	88.7	89.0	88.8	88.8	89.1	89.0	88.6
Non-standard auto	70.8	72.5	71.8	72.4	72.6	73.3	71.6
Auto	87.9	88.3	88.0	88.1	88.3	88.3	87.8
Homeowners	88.6	88.3	88.0	88.4	88.5	88.0	87.5

Bodily Injury Claim Frequency
(% change year-over-year)
Standard auto	7.5	4.2	5.4	14.4	19.6	13.6	5.5
Non-standard auto	7.1	1.4	6.6	16.7	29.5	26.3	15.9
Auto	7.3	3.9	5.4	14.4	20.1	14.2	5.9

Property Damage Claim Frequency
(% change year-over-year)
Standard auto	3.7	1.9	(0.1)	7.6	10.7	5.1	1.6
Non-standard auto	3.3	0.8	3.1	9.4	16.5	10.2	7.1
Auto	3.6	1.8	-	7.7	10.9	5.3	1.7

Auto Paid Severity
(% change year-over-year)
Bodily injury	1.1	(1.0)	(1.3)	(4.9)	(0.9)	0.9	2.1
Property damage	1.0	(1.5)	0.4	0.1	(1.0)	0.5	(2.4)

Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(2.3)	1.7	5.1	13.9	13.5	3.9	5.1
Claim severity	2.1	(0.7)	(2.1)	(8.5)	9.0	7.0	3.2

(1)     Measures and statistics presented for Allstate brand exclude the Company’s Canadian operations, loan protection and specialty auto.

(2)     Policies in Force: Policy counts are based on items rather than customers. A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy.

(3)     New Issued Applications: Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period. Does not include automobiles that are added by existing customers.

(4)     Average Premium - Gross Written: Gross premiums written divided by issued item count. Gross premiums written include the impacts from discounts and surcharges; and exclude the impacts from mid-term premium adjustments, ceded reinsurance premiums, and premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)     Average Premium - Net Earned: Earned premium divided by average policies in force for the period. Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals. Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(6)     Renewal ratio: Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto (12 months prior for Encompass brand standard auto) or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Nine months ended September 30, 2010

							Premium rate changes (5)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$57	$61	107.0%	$7	12.3%
Other hurricane exposure states	2,336	1,985	85.0%	730	31.3%
Total hurricane exposure states (2)	2,393	2,046	85.5%	737	30.8%		15	8.9%
Other catastrophe exposure states	2,161	1,739	80.5%	685	31.7%		20	9.1%

Total	$4,554	$3,785	83.1%	$1,422	31.2%	70	35	9.0%

	1992 to 2009 Historical Information					1992 to 2009 Historical Information (Adjusted for Industry Reinsurance or Insurance Mechanism)
					Effect of					Effect of
	Earned	Incurred		Catastrophe	catastrophes	Earned	Incurred		Catastrophe	catastrophes	Number of
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	premiums (4)	losses (3)	Loss ratios (3)	losses (3)	on loss ratio (3)	catastrophes

Florida	$3,563	$5,037	141.4%	$3,552	99.7%	$3,672	$3,255	88.6%	$1,770	48.2%
Other hurricane exposure states	38,580	30,965	80.3%	10,957	28.4%	38,649	30,897	79.9%	10,889	28.2%
Total hurricane exposure states (2)	42,143	36,002	85.4%	14,509	34.4%	42,321	34,152	80.7%	12,659	29.9%
Other catastrophe exposure states	35,898	26,982	75.2%	8,223	22.9%	35,898	25,141	70.0%	6,382	17.8%

Total	$78,041	$62,984	80.7%	$22,732	29.1%	$78,219	$59,293	75.8%	$19,041	24.3%	1,183

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines) for the period 1992 through 2010.  The premiums and losses are presented on a GAAP basis with adjustments as indicated in Notes 3 and 4.  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Incurred Losses

Incurred losses (which include catastrophe losses) and Catastrophe losses, exclude the effects of those events for which the exposure is now covered, at least in part, by permanent industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund (“FHCF”), California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure and help mitigate exposure to these types of events.   For the period 1992 - 2009, Incurred losses and Catastrophe losses for the Hurricane exposure states were adjusted to exclude $1.8 billion for losses related to Hurricane Andrew.  Incurred losses and Catastrophe losses for the Other catastrophe exposure states were adjusted to exclude an additional $1.8 billion for losses related to certain California earthquakes and Hawaii hurricanes.  Subsequent catastrophes of a similar magnitude are not excluded from the exhibit.  Through the use of the insurance mechanisms, Allstate may have a contingent liability for industry assessments and losses exceeding the claims paying capacity of these mechanisms as discussed in the Annual Report on Form 10-K.

(4) Earned Premiums

Earned premiums for the Hurricane exposure locations was adjusted to add back premium ceded to third party reinsurers of $178 million for hurricane reinsurance purchased in Florida, the Northeast and other states during the period 1992 to 2005.  These programs support management actions that address hurricane exposures.  Mechanisms such as the FHCF and external reinsurance are available and are reflected in our capital structure because they help mitigate exposure to these types of events, but no impact is reflected in earned premiums above.

(5) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
1992 (3)	3.2	7.1	48.7	25.5	21.2	$15,542	$3,301	$680	4.4
1993 (3)	5.8	3.0	1.2	3.8	3.4	16,039	547	607	3.8
1994 (3)	27.4	4.4	9.5	7.3	12.0	16,513	1,989	529	3.2
1995	4.0	7.8	3.8	5.0	5.2	17,540	905	683	3.9
1996	5.1	6.0	6.4	3.8	5.4	18,366	983	837	4.6
1997	2.4	2.6	2.6	0.3	2.0	18,604	365	325	1.7
1998	2.5	6.3	3.9	3.4	4.0	19,307	780	615	3.2
1999	2.6	5.6	5.4	2.7	4.1	20,112	816	623	3.1
2000	7.0	6.7	1.7	2.3	4.4	21,871	967	930	4.3
2001	1.5	9.8	2.5	2.4	4.0	22,197	894	763	3.4
2002	1.9	5.0	1.6	4.0	3.1	23,361	731	638	2.7
2003	2.2	9.2	6.1	6.5	6.0	24,677	1,489	1,256	5.1
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468	467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	-	8.6	19,515	1,670	1,670	8.6

Average (2)	5.0	6.6	12.9	5.5	7.5				4.2

	Excludes the effect of catastrophe losses relating to
	Hurricane Andrew, California Earthquakes,					Premiums	Total
	and Hawaii Hurricanes (1)					earned	catastrophe
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year
1992 (3)	3.2	7.0	4.5	2.9	4.4	$15,542	$681
1993 (3)	5.6	3.0	1.5	5.1	3.8	16,039	607
1994 (3)	5.1	3.8	1.7	2.5	3.2	16,513	535
1995	4.0	7.7	1.8	5.0	4.6	17,540	843
1996	5.1	6.0	6.4	3.8	5.4	18,366	991
1997	2.4	2.6	1.8	0.3	1.8	18,604	329
1998	2.0	6.3	3.9	2.2	3.6	19,307	695
1999	2.6	5.6	5.4	2.3	3.9	20,112	790
2000	7.0	6.7	1.5	1.8	4.3	21,871	930
2001	1.5	8.1	2.5	1.7	3.5	22,197	769
2002	1.8	5.0	1.6	3.6	3.0	23,361	706
2003	2.1	9.0	6.1	6.4	5.9	24,677	1,458
2004	1.6	3.8	26.0	6.2	9.5	25,989	2,468
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674
2006	1.6	3.7	2.5	4.1	3.0	27,369	810
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069
2010	10.0	9.8	5.9	-	8.6	19,515	1,670

Average (2)	4.1	6.4	10.8	4.3	6.5

(1)    The effect of Catastrophe losses on the combined ratio is presented excluding the effects of those events for which the exposure is now covered by an industry reinsurance or insurance mechanism (i.e., Florida Hurricane Catastrophe Fund and California Earthquake Authority) or with Hawaii hurricanes, coverage is being brokered to a non-affiliated insurance company (see the “Commitments, Guarantees and Contingent Liabilities” footnote to the Consolidated Financial Statements).

(2)    The effect of Catastrophes and Catastrophes excluding extraordinary catastrophes on the Combined Ratio calculated as an average for all periods since 1992.

(3)    The years 1992-1994 have been adjusted to exclude the premiums earned of the PMI Group, a mortgage guarantee insurer that was sold in 1995.

THE ALLSTATE CORPORATION

ALLSTATE PROTECTION HISTORICAL CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended September 30, 2010
						Average
	Number		Claim and		Combined	catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	-	-	-	-	-	-
$50 million to $100 million	1	3.4	66	17.1	1.0	66
Less than $50 million	28	96.6	305	79.0	4.7	11
Total	29	100.0%	371	96.1	5.7	13
Prior year reserve reestimates			(42)	(10.9)	(0.6)
Prior quarter reserve reestimates			57	14.8	0.8
Total catastrophe losses			$386	100.0%	5.9

Nine months ended September 30, 2010
						Average
	Number		Claim and		Combined	Catastrophe
Size of catastrophe	of events		claim expense		ratio impact	loss per event
Greater than $250 million	-	-%	$-	-%	-	$-
$101 million to $250 million	3	4.3	485	29.1	2.5	162
$50 million to $100 million	8	11.4	538	32.2	2.8	67
Less than $50 million	59	84.3	787	47.1	4.0	13
Total	70	100.0%	1,810	108.4	9.3	26
Prior year reserve reestimates			(140)	(8.4)	(0.7)
Total catastrophe losses			$1,670	100.0%	8.6

1995 through September 2010
	Principal						Average
	state with	Number		Claim and		Combined	catastrophe
Size of catastrophe	loss	of events		claim expense		ratio impact	loss per event
Greater than $250 million (1)
Hurricane Katrina - 2005	LA			$3,592	14.1%	1.0	$3,592
Hurricane Rita - 2005	TX			891	3.5	0.2	891
Hurricane Ike - 2008	TX			864	3.4	0.2	864
Hurricane Ivan - 2004	FL			632	2.5	0.2	632
Hurricane Charley - 2004	FL			605	2.4	0.2	605
Hurricane Frances - 2004	FL			550	2.2	0.1	550
Hurricane Wilma - 2005	FL			538	2.1	0.1	538
Hurricane Jeanne - 2004	FL			337	1.3	0.1	337
October 2003 Fires	CA			300	1.2	0.1	300
Hurricane Gustav - 2008	LA			274	1.1	0.1	274
Greater than $250 million		10	0.9%	8,583	33.8	2.3	858
$101 million to $250 million		19	1.8	2,955	11.6	0.8	156
$50 million to $100 million		55	5.2	3,850	15.2	1.1	70
Less than $50 million		980	92.1	9,984	39.4	2.7	10
Total		1,064	100.0%	$25,372	100.0%	6.9	24

(1)                 Catastrophe claims and claims expense of $2.26 billion related to Hurricane Andrew of 1992 and $2.08 billion related to the Northridge earthquake of 1994, which were incurred prior to 1995, are excluded from the table above.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRE-TAX PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Pre-tax Reserve Reestimates (1)

Auto	$(40)	$(85)	$5	$(29)	$11	$(4)	$(35)	$(120)	$(28)
Homeowners	67	(61)	(8)	(50)	(75)	(11)	(32)	(2)	(118)
Other personal lines	(38)	(5)	(22)	51	(3)	32	9	(65)	38

Allstate Protection (2)	(11)	(151)	(25)	(28)	(67)	17	(58)	(187)	(108)

Discontinued Lines and Coverages	22	1	2	3	15	3	3	25	21

Property-Liability	$11	$(150)	$(23)	$(25)	$(52)	$20	$(55)	$(162)	$(87)

Allstate brand	$-	$(152)	$(34)	$(20)	$(74)	$9	$(41)	$(186)	$(106)
Encompass brand	(11)	1	9	(8)	7	8	(17)	(1)	(2)

Allstate Protection (2)	$(11)	$(151)	$(25)	$(28)	$(67)	$17	$(58)	$(187)	$(108)

Effect of Pre-tax Reserve
Reestimates on Combined Ratio (1)

Auto	(0.6)	(1.3)	0.1	(0.4)	0.2	-	(0.5)	(0.6)	(0.1)
Homeowners	1.0	(0.9)	(0.1)	(0.8)	(1.2)	(0.2)	(0.5)	-	(0.6)
Other personal lines	(0.6)	(0.1)	(0.4)	0.8	-	0.5	0.1	(0.4)	0.2

Allstate Protection (2)	(0.2)	(2.3)	(0.4)	(0.4)	(1.0)	0.3	(0.9)	(1.0)	(0.5)

Discontinued Lines and Coverages	0.4	-	-	-	0.3	-	0.1	0.1	0.1

Property-Liability	0.2	(2.3)	(0.4)	(0.4)	(0.7)	0.3	(0.8)	(0.9)	(0.4)

Allstate brand	-	(2.3)	(0.5)	(0.3)	(1.1)	0.2	(0.6)	(1.0)	(0.5)
Encompass brand	(0.2)	-	0.1	(0.1)	0.1	0.1	(0.3)	-	-

Allstate Protection (2)	(0.2)	(2.3)	(0.4)	(0.4)	(1.0)	0.3	(0.9)	(1.0)	(0.5)

(1)	Favorable reserve reestimates are shown in parentheses.
(2)

Favorable reserve reestimates included in catastrophe losses totaled $42 million and $80 million in the three months ended September 30, 2010 and 2009, respectively.  Favorable reserve reestimates included in catastrophe losses totaled $140 million and $139 million in the nine months ended September 30, 2010 and 2009, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended			Twelve months ended December 31,

	Sept. 30,	June 30,	March 31,
	2010	2010	2010	2009	2008	2007	2006	2005
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,142	$1,157	$1,180	$1,228	$1,302	$1,375	$1,373	$1,464
Incurred claims and claims expense	5	-	-	(8)	8	17	86	139
Claims and claims expense paid	(14)	(15)	(23)	(40)	(82)	(90)	(84)	(230)
Ending reserves	$1,133	$1,142	$1,157	$1,180	$1,228	$1,302	$1,375	$1,373

Claims and claims expense paid as a percent of ending reserves	1.2%	1.3%	2.0%	3.4%	6.7%	6.9%	6.1%	16.8%

Environmental claims
Beginning reserves	$190	$197	$198	$195	$232	$194	$205	$232
Incurred claims and claims expense	18	-	-	13	-	63	10	2
Claims and claims expense paid	(3)	(7)	(1)	(10)	(37)	(25)	(21)	(29)
Ending reserves	$205	$190	$197	$198	$195	$232	$194	$205

Claims and claims expense paid as a percent of ending reserves	1.5%	3.7%	0.5%	5.1%	19.0%	10.8%	10.8%	14.1%

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Investments	$62,915	$61,804	$62,336	$62,216	$61,891	$59,861	$59,576	$62,915	$61,891

Premiums and deposits *	$1,011	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$3,134	$3,965
Deposits to contractholder funds	(730)	(739)	(828)	(898)	(802)	(1,152)	(1,298)	(2,297)	(3,252)
Deposits to separate accounts	(25)	(25)	(26)	(27)	(27)	(28)	(28)	(76)	(83)
Change in unearned premiums and other adjustments	34	32	38	12	28	29	39	104	96
Life and annuity premiums	290	286	289	243	232	248	246	865	726

Contract charges	258	259	255	255	250	246	238	772	734

Premiums and contract charges	548	545	544	498	482	494	484	1,637	1,460
Net investment income	707	723	731	737	744	764	819	2,161	2,327
Periodic settlements and accruals on non-hedge derivative instruments	10	11	17	14	2	(3)	1	38	-
Contract benefits	(445)	(485)	(442)	(441)	(382)	(407)	(387)	(1,372)	(1,176)
Interest credited to contractholder funds	(446)	(450)	(463)	(479)	(497)	(520)	(542)	(1,359)	(1,559)
Amortization of deferred policy acquisition costs	(101)	(41)	(58)	(90)	(108)	(130)	(109)	(200)	(347)
Operating costs and expenses (1)	(118)	(116)	(120)	(105)	(99)	(105)	(121)	(354)	(325)
Restructuring and related charges	-	1	-	(1)	(4)	(2)	(18)	1	(24)
Income tax expense on operations	(47)	(63)	(70)	(38)	(43)	(26)	(42)	(180)	(111)

Operating income	108	125	139	95	95	65	85	372	245

Realized capital gains and losses, after-tax	(25)	(230)	(105)	(178)	(151)	82	(170)	(360)	(239)
DAC and DSI accretion (amortization) relating to realized capital gains and losses, after-tax	7	4	(2)	(45)	18	(131)	(19)	9	(132)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	-	(18)	-	-	-	(224)	(18)	(224)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(7)	(11)	(9)	(1)	2	(1)	(25)	-
Gain on disposition of operations, after-tax	2	1	1	-	1	1	2	4	4

Net income (loss)	$85	$(107)	$4	$(137)	$(38)	$19	$(327)	$(18)	$(346)

(1)

The increases in Allstate Financial operating costs and expenses of $19 million and $29 million in the three months and nine months ended September 30, 2010, respectively, compared to the same periods in 2009, were primarily due to increased non-deferrable acquisition costs, higher product distribution and marketing costs, increases in the net cost of employee benefits and lower reinsurance expense allowances resulting from higher retention. In the first nine months of 2010, these increased costs were partially offset by Allstate Financial expense reduction actions, which resulted in lower employee, professional services and sales support expenses.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND DEPOSITS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
PREMIUMS AND DEPOSITS - BY PRODUCT	2010	2010	2010	2009	2009	2009	2009	2010	2009

Underwritten Products
Interest-sensitive life	$359	$387	$389	$384	$355	$356	$341	$1,135	$1,052
Traditional	106	105	99	121	102	101	92	310	295
Accident, health, and other	156	148	157	121	115	114	110	461	339
	621	640	645	626	572	571	543	1,906	1,686

Annuities
Indexed annuities	114	120	122	155	105	117	127	356	349
Fixed deferred annuities	69	77	111	141	196	471	452	257	1,119
Sub-total	183	197	233	296	301	588	579	613	1,468
Fixed immediate annuities	66	69	86	73	56	81	90	221	227
	249	266	319	369	357	669	669	834	1,695

Bank deposits	141	112	141	161	104	159	321	394	584

Total	$1,011	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$3,134	$3,965

PREMIUMS AND DEPOSITS - BY DISTRIBUTION CHANNEL (1)

Allstate agencies	$494	$495	$521	$621	$536	$560	$716	$1,510	$1,812
Financial institutions	28	40	102	105	115	329	347	170	791
Independent agents
Master brokerage agencies	207	227	205	208	227	255	219	639	701
Workplace enrolling agents	170	162	170	129	128	126	122	502	376
Sub-total	377	389	375	337	355	381	341	1,141	1,077
Specialized brokers and other	112	94	107	93	27	129	129	313	285

Total	$1,011	$1,018	$1,105	$1,156	$1,033	$1,399	$1,533	$3,134	$3,965

UNDERWRITTEN PREMIUMS AND DEPOSITS -
BY DISTRIBUTION CHANNEL

Allstate agencies	$285	$294	$283	$309	$279	$280	$270	$862	$829
Financial institutions	-	12	41	44	41	44	26	53	111
Independent agents
Master brokerage agencies	165	171	151	143	124	119	125	487	368
Workplace enrolling agents	170	162	170	129	128	126	122	502	376
Sub-total	335	333	321	272	252	245	247	989	744
Specialized brokers and other	1	1	-	1	-	2	-	2	2

Total	$621	$640	$645	$626	$572	$571	$543	$1,906	$1,686

(1)	To conform to the current period presentation, prior periods have been reclassified.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Beginning balance	$49,443	$51,027	$52,582	$53,336	$53,999	$56,621	$58,413	$52,582	$58,413

Deposits
Fixed annuities	224	237	291	351	343	635	635	752	1,613
Interest-sensitive life insurance	363	391	395	384	355	357	342	1,149	1,054
Bank and other deposits	262	234	252	275	208	268	427	748	903
Total deposits	849	862	938	1,010	906	1,260	1,404	2,649	3,570

Interest credited	445	448	462	481	498	515	531	1,355	1,544

Maturities, benefits, withdrawals and other adjustments
Maturities and retirements of institutional products	(3)	(827)	(954)	(58)	(212)	(2,552)	(1,951)	(1,784)	(4,715)
Benefits	(397)	(395)	(395)	(353)	(379)	(406)	(450)	(1,187)	(1,235)
Surrenders and partial withdrawals	(1,295)	(1,355)	(1,248)	(1,540)	(1,184)	(1,235)	(1,213)	(3,898)	(3,632)
Contract charges	(247)	(243)	(241)	(238)	(232)	(227)	(221)	(731)	(680)
Net transfers from separate accounts	3	3	2	3	2	2	4	8	8
Fair value hedge adjustments for institutional products	24	(74)	(123)	(6)	1	78	(48)	(173)	31
Other adjustments	114	(3)	4	(53)	(63)	(57)	152	115	32
Total maturities, benefits, withdrawals and other adjustments	(1,801)	(2,894)	(2,955)	(2,245)	(2,067)	(4,397)	(3,727)	(7,650)	(10,191)

Ending balance	$48,936	$49,443	$51,027	$52,582	$53,336	$53,999	$56,621	$48,936	$53,336

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Benefit spread
Premiums	$290	$286	$289	$243	$232	$248	$246	$865	$726
Cost of insurance contract charges (1)	161	159	156	158	156	150	152	476	458
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(310)	(346)	(303)	(301)	(243)	(267)	(248)	(959)	(758)
Total benefit spread	141	99	142	100	145	131	150	382	426

Investment spread
Net investment income	707	723	731	737	744	764	819	2,161	2,327
Implied interest on immediate annuities with life contingencies (2)	(135)	(139)	(139)	(140)	(139)	(140)	(139)	(413)	(418)
Interest credited to contractholder funds	(445)	(450)	(463)	(490)	(496)	(561)	(579)	(1,358)	(1,636)
Total investment spread	127	134	129	107	109	63	101	390	273

Surrender charges and contract maintenance expense fees (1)	97	100	99	97	94	96	86	296	276
Realized capital gains and losses	(38)	(353)	(162)	(275)	(234)	121	(43)	(553)	(156)
Amortization of deferred policy acquisition costs	(91)	(35)	(89)	(148)	(80)	(289)	(448)	(215)	(817)
Operating costs and expenses	(118)	(116)	(120)	(105)	(99)	(105)	(121)	(354)	(325)
Restructuring and related charges	-	1	-	(1)	(4)	(2)	(18)	1	(24)
Gain on disposition of operations	4	2	1	1	2	1	3	7	6
Income tax (expense) benefit on operations	(37)	61	4	87	29	3	(37)	28	(5)

Net income (loss)	$85	$(107)	$4	$(137)	$(38)	$19	$(327)	$(18)	$(346)

Benefit spread by product group
Life insurance	$93	$23	$88	$68	$96	$96	$103	$204	$295
Accident and health	65	60	64	47	50	50	49	189	149
Annuities	(17)	16	(10)	(15)	(1)	(15)	(2)	(11)	(18)
Total benefit spread	$141	$99	$142	$100	$145	$131	$150	$382	$426

Investment spread by product group
Annuities and institutional products	$44	$54	$50	$45	$44	$3	$34	$148	$81
Life insurance	11	6	7	1	(2)	7	(3)	24	2
Allstate Bank products	8	8	8	9	8	7	6	24	21
Accident and health	5	4	4	3	5	4	4	13	13
Net investment income on investments supporting capital	59	62	60	49	54	42	60	181	156
Total investment spread	$127	$134	$129	$107	$109	$63	$101	$390	$273

(1) Reconciliation of contract charges
Cost of insurance contract charges	$161	$159	$156	$158	$156	$150	$152	$476	$458
Surrender charges and contract maintenance expense fees	97	100	99	97	94	96	86	296	276
Total contract charges	$258	$259	$255	$255	$250	$246	$238	$772	$734

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(310)	$(346)	$(303)	$(301)	$(243)	$(267)	$(248)	$(959)	$(758)
Implied interest on immediate annuities with life contingencies	(135)	(139)	(139)	(140)	(139)	(140)	(139)	(413)	(418)
Total contract benefits	$(445)	$(485)	$(442)	$(441)	$(382)	$(407)	$(387)	$(1,372)	$(1,176)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended September 30, 2010			Three months ended September 30, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.4%	1.1%	5.4%	4.7%	0.7%
Deferred fixed annuities and institutional products	4.4	3.3	1.1	4.3	3.4	0.9
Immediate fixed annuities with and without life contingencies	6.3	6.3	-	6.4	6.4	-
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	3.9	N/A	N/A

	Nine months ended September 30, 2010			Nine months ended September 30, 2009

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.5%	4.4%	1.1%	5.4%	4.6%	0.8%
Deferred fixed annuities and institutional products	4.4	3.2	1.2	4.5	3.4	1.1
Immediate fixed annuities with and without life contingencies	6.4	6.4	-	6.3	6.4	(0.1)
Investments supporting capital, traditional life and other products	3.7	N/A	N/A	3.8	N/A	N/A

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Net investment income	$14	$16	$15	$15	$14	$10	$13	$45	$37
Operating costs and expenses	(95)	(101)	(97)	(108)	(109)	(103)	(90)	(293)	(302)
Income tax benefit on operations	31	33	32	36	37	36	32	96	105

Operating loss	(50)	(52)	(50)	(57)	(58)	(57)	(45)	(152)	(160)

Realized capital gains and losses, after-tax	1	5	2	5	3	5	(2)	8	6

Net loss	$(49)	$(47)	$(48)	$(52)	$(55)	$(52)	$(47)	$(144)	$(154)

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	2010	2010	2010	2009	2009	2010	2010	2010	2009	2009

Fixed income securities, at fair value:
Tax-exempt	$10,287	$12,067	$13,181	$14,294	$15,507	$63	$64	$64	$64	$65
Taxable	19,135	17,089	15,552	12,991	12,930	51,477	50,483	50,246	49,222	47,815
Equity securities, at fair value	3,499	3,063	3,580	4,840	4,414	208	191	227	184	189
Mortgage loans	28	38	50	50	78	6,933	7,135	7,589	7,885	8,775
Limited partnership interests	2,289	2,014	1,744	1,674	1,714	1,128	1,067	1,023	1,032	1,021
Short-term, at fair value	454	655	608	503	588	1,038	947	1,074	1,697	1,785
Other	53	139	94	174	127	2,068	1,917	2,113	2,132	2,241
Total	$35,745	$35,065	$34,809	$34,526	$35,358	$62,915	$61,804	$62,336	$62,216	$61,891

Fixed income securities, at amortized cost:
Tax-exempt	$9,900	$11,804	$13,041	$14,177	$15,117	$59	$60	$60	$60	$61
Taxable	18,853	17,097	15,793	13,414	13,404	49,809	50,301	51,392	51,435	50,592
Ratio of fair value to amortized cost	102.3%	100.9%	99.6%	98.9%	99.7%	103.4%	100.4%	97.8%	95.7%	94.5%
Equity securities, at cost	$3,266	$3,175	$3,253	$4,685	$4,106	$181	$181	$183	$160	$168
Short-term, at amortized cost	454	655	608	503	588	1,038	947	1,074	1,697	1,785

	CORPORATE AND OTHER					CONSOLIDATED

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept 30,
	2010	2010	2010	2009	2009	2010	2010	2010	2009	2009

Fixed income securities, at fair value:
Tax-exempt	$618	$613	$652	$670	$766	$10,968	$12,744	$13,897	$15,028	$16,338
Taxable	1,613	1,609	1,589	1,525	1,478	72,225	69,181	67,387	63,738	62,223
Equity securities, at fair value	-	-	-	-	-	3,707	3,254	3,807	5,024	4,603
Mortgage loans	-	-	-	-	-	6,961	7,173	7,639	7,935	8,853
Limited partnership interests	37	38	35	38	35	3,454	3,119	2,802	2,744	2,770
Short-term, at fair value	1,284	812	800	856	1,097	2,776	2,414	2,482	3,056	3,470
Other	2	2	2	2	1	2,123	2,058	2,209	2,308	2,369
Total	$3,554	$3,074	$3,078	$3,091	$3,377	$102,214	$99,943	$100,223	$99,833	$100,626

Fixed income securities, at amortized cost:
Tax-exempt	$585	$582	$619	$632	$719	$10,544	$12,446	$13,720	$14,869	$15,897
Taxable	1,580	1,581	1,581	1,525	1,474	70,242	68,979	68,766	66,374	65,470
Ratio of fair value to amortized cost	103.0%	102.7%	101.9%	101.8%	102.3%	103.0%	100.6%	98.5%	97.0%	96.6%
Equity securities, at cost	$-	$-	$-	$-	$-	$3,447	$3,356	$3,436	$4,845	$4,274
Short-term, at amortized cost	1,284	812	800	856	1,097	2,776	2,414	2,482	3,056	3,470

THE ALLSTATE CORPORATION

FIXED INCOME SECURITY PORTFOLIO BY CREDIT RATING (1)

($ in millions)

			PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	NAIC		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	Rating	Credit rating	2010	2010	2010	2009	2009	2010	2010	2010	2009	2009

	1	Aaa/Aa/A	$23,391	$23,422	$22,814	$21,714	$22,281	$32,745	$32,128	$32,371	$31,676	$30,922
	2	Baa	3,401	3,388	3,691	3,517	4,080	15,040	14,991	14,742	14,681	13,909
	3	Ba	1,149	896	858	849	914	1,935	1,608	1,686	1,635	1,625
	4	B	577	572	602	506	489	668	694	648	571	754
	5	Caa or lower	500	520	511	552	557	651	665	522	628	593
	6	In or near default	404	358	257	147	116	501	461	341	95	77

	Total		$29,422	$29,156	$28,733	$27,285	$28,437	$51,540	$50,547	$50,310	$49,286	$47,880

			CORPORATE AND OTHER					CONSOLIDATED

	NAIC		Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,
	Rating	Credit rating	2010	2010	2010	2009	2009	2010	2010	2010	2009	2009

	1	Aaa/Aa/A	$2,230	$2,218	$2,235	$2,183	$2,229	$58,366	$57,768	$57,420	$55,573	$55,432
	2	Baa	1	4	6	11	12	18,442	18,383	18,439	18,209	18,001
	3	Ba	-	-	-	-	-	3,084	2,504	2,544	2,484	2,539
	4	B	-	-	-	-	2	1,245	1,266	1,250	1,077	1,245
	5	Caa or lower	-	-	-	-	-	1,151	1,185	1,033	1,180	1,150
	6	In or near default	-	-	-	1	1	905	819	598	243	194

	Total		$2,231	$2,222	$2,241	$2,195	$2,244	$83,193	$81,925	$81,284	$78,766	$78,561

(1)

The Valuation of Securities Taskforce of the NAIC instituted a new process to be used by insurance companies during the fourth quarter of 2009 for statutory accounting, reporting and estimating risk-based capital requirements for non-agency RMBS, and as a result the NAIC ratings used for statutory reporting may differ from those shown above. The credit ratings shown here represent the external rating equivalent to the displayed NAIC rating.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	September 30, 2010			June 30, 2010			March 31, 2010

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$532	$11,253	105.0	$512	$9,185	105.9	$218	$8,422	102.7
Municipal	402	16,768	102.5	89	18,849	100.5	(256)	20,148	98.7
Corporate	2,334	37,204	106.7	1,445	35,935	104.2	914	34,499	102.7
Foreign government	482	3,428	116.4	350	3,252	112.1	306	3,314	110.2
Residential mortgage-backed securities (“RMBS”)	(693)	8,499	92.5	(954)	8,961	90.4	(1,231)	9,112	88.1
Commercial mortgage-backed securities (“CMBS”)	(382)	1,993	83.9	(553)	2,132	79.4	(768)	2,452	76.1
Asset-backed securities (“ABS”)	(270)	4,010	93.7	(390)	3,572	90.2	(387)	3,297	89.5
Redeemable preferred stock	2	38	105.6	1	39	102.6	2	40	105.3
Total fixed income securities	2,407	83,193	103.0	500	81,925	100.6	(1,202)	81,284	98.5

Equity securities	260	3,707	107.5	(102)	3,254	97.0	371	3,807	110.8
Short-term investments	-	2,776	100.0	-	2,414	100.0	-	2,482	100.0
Derivatives	(17)	318	94.9	2	283	100.7	(18)	437	96.0
Unrealized net capital gains and losses, pre-tax	$2,650	$89,994	103.0	$400	$87,876	100.5	$(849)	$88,010	99.0

Amounts recognized for:
Insurance reserves (2)	(608)			(292)			-
DAC and DSI (3)	(49)			403			726
Amounts recognized	(657)			111			726

Deferred income taxes	(701)			(183)			39

Unrealized net capital gains and losses, after-tax	$1,292			$328			$(84)

	December 31, 2009			September 30, 2009			June 30, 2009

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$203	$7,536	102.8	$255	$8,132	103.2	$253	$4,185	106.4
Municipal	(403)	21,280	98.1	39	22,167	100.2	(1,025)	23,097	95.8
Corporate	345	33,115	101.1	206	32,059	100.6	(1,550)	29,938	95.1
Foreign government	291	3,197	110.0	330	2,874	113.0	244	2,723	109.8
RMBS	(1,500)	7,987	84.2	(1,756)	8,077	82.1	(2,160)	7,503	77.6
CMBS	(925)	2,586	73.7	(1,159)	2,578	69.0	(1,746)	3,237	65.0
ABS	(488)	3,026	86.1	(720)	2,637	78.6	(1,134)	2,051	64.4
Redeemable preferred stock	-	39	100.0	(1)	37	97.4	(6)	32	84.2
Total fixed income securities	(2,477)	78,766	97.0	(2,806)	78,561	96.6	(7,124)	72,766	91.1

Equity securities	179	5,024	103.7	329	4,603	107.7	(186)	3,297	94.7
Short-term investments	-	3,056	100.0	-	3,470	100.0	-	6,070	100.0
Derivatives	(23)	548	96.0	(24)	538	95.7	(15)	449	96.8
Unrealized net capital gains and losses, pre-tax	$(2,321)	$87,394	97.4	$(2,501)	$87,172	97.2	$(7,325)	$82,582	91.9

Amounts recognized for:
Insurance reserves (2)	-			-			-
DAC and DSI (3)	990			2,679			4,064
Amounts recognized	990			2,679			4,064

Deferred income taxes	461			(66)			1,149

Unrealized net capital gains and losses, after-tax	$(870)			$112			$(2,112)

(1)      The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)      The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(3)      The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.  Only the unrealized net capital gains and losses on the Allstate Financial fixed annuity and interest-sensitive life product portfolios are used in this calculation.  The reduction in unrealized net capital losses in the first, second and third quarter of 2010 for these product portfolios was less than the reduction in unrealized net capital losses for the total Allstate Financial and consolidated portfolios.  The DAC and DSI adjustment balance, subject to limitations, is determined by applying the DAC and DSI amortization rate to unrealized net capital gains or losses.  Recapitalization of the DAC and DSI balances is limited to the originally deferred costs plus interest.  The DAC adjustment balance (88% of the total DAC and DSI adjustment balance) was limited as of March 31, 2009 because the calculated amount, when added to the DAC balance before the impact of unrealized capital gains and losses, was greater than originally deferred costs plus interest.  The DSI adjustment balance was limited as of March 31, 2009, June 30, 2009 and September 30, 2009.  In periods subsequent to the adjustment balance reaching the limitation, the change in the adjustment will not trend in a linear relationship with the change in unrealized gains and losses until such time as the adjustment balance is below the limitation.  The DAC and DSI adjustment balance was below the limitation in all periods beginning December 31, 2009.  The limitation amount changes from period to period based on changes in the DAC and DSI balance before the impact of unrealized capital gains and losses, as well as new deferrals and interest.

THE ALLSTATE CORPORATION

GROSS UNREALIZED GAINS AND LOSSES ON FIXED INCOME SECURITIES BY TYPE AND SECTOR

($ in millions)

	As of September 30, 2010

						Amortized
						cost as a	Fair value
	Par	Amortized	Gross unrealized		Fair	percent of	as a percent
	value (1)	cost	Gains	Losses	value	par value (2)	of par value (2)
Corporate:
Banking	$4,273	$4,142	$187	$(126)	$4,203	96.9%	98.4%
Consumer goods (cyclical and non-cyclical)	5,885	5,943	458	(30)	6,371	101.0	108.3
Financial services	3,601	3,506	206	(30)	3,682	97.4	102.2
Utilities	6,181	6,186	619	(24)	6,781	100.1	109.7
Transportation	1,774	1,792	151	(21)	1,922	101.0	108.3
Capital goods	3,650	3,647	340	(19)	3,968	99.9	108.7
Basic industry	1,542	1,564	116	(7)	1,673	101.4	108.5
Energy	2,308	2,324	191	(6)	2,509	100.7	108.7
Technology	1,404	1,421	99	(6)	1,514	101.2	107.8
Communications	2,151	2,129	156	(4)	2,281	99.0	106.0
FDIC guaranteed	951	957	8	-	965	100.6	101.5
Other	1,394	1,259	87	(11)	1,335	90.3	95.8
Total corporate fixed income portfolio	35,114	34,870	2,618	(284)	37,204	99.3	106.0

U.S. government and agencies	11,306	10,721	533	(1)	11,253	94.8	99.5
Municipal	20,514	16,366	803	(401)	16,768	79.8	81.7
Foreign government	3,400	2,946	482	-	3,428	86.6	100.8
RMBS	9,913	9,192	245	(938)	8,499	92.7	85.7
CMBS	2,424	2,375	59	(441)	1,993	98.0	82.2
ABS	4,686	4,280	105	(375)	4,010	91.3	85.6
Redeemable preferred stock	37	36	2	-	38	97.3	102.7
Total fixed income securities	$87,394	$80,786	$4,847	$(2,440)	$83,193	92.4	95.2

(1)                 Included in par value are zero-coupon securities that are generally purchased at a deep discount to the par value that is received at maturity. These primarily included corporate, municipal, foreign government and U.S. government and agencies zero-coupon securities with par value of $728 million, $5.90 billion, $1.36 billion and $1.71 billion, respectively.

(2)                 Excluding the impact of zero-coupon securities, the percentage of amortized cost to par value would be 99.8% for corporates, 99.6% for municipals, 103.9% for foreign governments and 101.5% for U.S. government and agencies. Similarly, excluding the impact of zero-coupon securities, the percentage of fair value to par value would be 106.4% for corporates, 102.7% for municipals, 114.0% for foreign governments and 104.4% for U.S. government and agencies.

THE ALLSTATE CORPORATION

FAIR VALUE AND UNREALIZED NET CAPITAL GAINS AND LOSSES FOR FIXED INCOME SECURITIES BY CREDIT RATING

($ in millions)

	As of September 30, 2010

	Aaa		Aa		A		Baa		Ba or lower		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized	Par	Fair	Unrealized
	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	gain/(loss)	value	value	gain/(loss)

U.S. government and agencies	$11,253	$532	$-	$-	$-	$-	$-	$-	$-	$-	$11,306	$11,253	$532

Municipal
Tax exempt	1,512	117	4,682	242	2,916	130	1,277	(8)	581	(57)	11,612	10,968	424
Taxable	189	12	2,506	160	1,177	19	471	(52)	166	(59)	7,509	4,509	80
Auction rate securities	940	(47)	92	(12)	116	(16)	42	(8)	101	(19)	1,393	1,291	(102)

Corporate
Public	1,792	54	2,776	184	7,210	628	8,561	688	1,692	64	20,290	22,031	1,618
Privately placed	1,158	74	1,672	104	3,632	268	6,307	312	1,326	53	13,612	14,095	811
Hybrid	35	5	44	5	402	(48)	462	(67)	135	10	1,212	1,078	(95)

Foreign government	2,057	357	431	32	548	57	392	36	-	-	3,400	3,428	482

RMBS
U.S. government sponsored
entities	5,025	180	-	-	-	-	-	-	-	-	4,770	5,025	180
Prime residential mortgage-backed
securities	505	4	74	(2)	213	1	20	(5)	533	(9)	1,432	1,345	(11)
Alt-A residential mortgage-backed
securities	43	(1)	66	(6)	125	(7)	40	(5)	404	(106)	1,048	678	(125)
Subprime residential mortgage-
backed securities	92	(3)	292	(123)	93	(25)	100	(26)	874	(560)	2,663	1,451	(737)

CMBS	1,205	34	219	(28)	217	(63)	230	(183)	122	(142)	2,424	1,993	(382)

ABS
Collateralized debt obligations	28	-	608	(21)	507	(69)	240	(91)	430	(123)	2,487	1,813	(304)
Consumer and other asset-backed securities	1,253	37	349	4	309	-	266	(3)	20	(4)	2,199	2,197	34

Redeemable preferred stock	-	-	1	-	2	-	34	2	1	-	37	38	2
Total fixed income securities	$27,087	$1,355	$13,812	$539	$17,467	$875	$18,442	$590	$6,385	$(952)	$87,394	$83,193	$2,407

THE ALLSTATE CORPORATION

REALIZED CAPITAL GAINS AND LOSSES BY TRANSACTION TYPE

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

Impairment write-downs (1)	$(137)	$(239)	$(223)	$(270)	$(381)	$(291)	$(620)	$(599)	$(1,292)
Change in intent write-downs (2)	(30)	(67)	(32)	(215)	(11)	(26)	(105)	(129)	(142)
Net other-than-temporary impairment
losses recognized in earnings	(167)	(306)	(255)	(485)	(392)	(317)	(725)	(728)	(1,434)
Sales	319	145	88	390	201	263	418	552	882
Valuation of derivative instruments	(133)	(283)	(155)	166	(269)	367	103	(571)	201
Settlements of derivative instruments	(152)	(27)	(30)	(110)	(92)	52	(12)	(209)	(52)
EMA limited partnership income	(11)	20	4	6	33	(37)	(143)	13	(147)
Total	$(144)	$(451)	$(348)	$(33)	$(519)	$328	$(359)	$(943)	$(550)

(1)    Beginning April 1, 2009 for fixed income securities, impairment write-downs reflect the credit loss component of issue specific other-than-temporary declines in fair value where the amortized cost basis is not expected to be entirely recovered. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, impairment write-downs reflect issue specific other-than-temporary declines in fair value, including instances where the Company could not reasonably assert that the recovery period would be temporary.

(2)    Beginning April 1, 2009 for fixed income securities, change in intent write-downs reflect instances where the Company has made a decision to sell the security or it is more likely than not the Company will be required to sell the security before recovery of its amortized cost basis. For periods prior to April 1, 2009 for fixed income securities and all periods for equity securities, change in intent write-downs reflect instances where the Company could not assert a positive intent to hold until recovery.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$132	$153	$165	$180	$204	$217	$225	$450	$646
Taxable	152	143	130	126	120	111	109	425	340
Equity securities	16	23	20	29	13	18	15	59	46
Mortgage loans	-	-	1	-	2	1	1	1	4
Limited partnership interests (1)	3	3	3	4	2	2	1	9	5
Short-term	1	1	1	2	1	1	3	3	5
Other	1	5	1	1	2	-	1	7	3
Sub-total	305	328	321	342	344	350	355	954	1,049
Less: Investment expense	(21)	(18)	(17)	(18)	(18)	(16)	(11)	(56)	(45)
Net investment income	$284	$310	$304	$324	$326	$334	$344	$898	$1,004
Net investment income, after-tax	$225	$249	$247	$266	$273	$282	$290	$721	$845

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	4.9	4.9	4.9	4.9	5.0	5.0	5.2	4.9	5.1
Equivalent yield for tax-exempt	7.1	7.1	7.1	7.1	7.3	7.3	7.6	7.1	7.4
Taxable	3.4	3.5	3.5	3.7	3.9	4.2	4.7	3.5	4.2
Equity securities	2.0	2.9	2.0	2.7	1.5	2.2	2.1	2.2	1.9
Mortgage loans	4.2	5.4	6.0	5.0	4.5	4.5	4.5	5.4	4.6
Limited partnership interests	0.6	0.6	0.8	0.8	0.6	0.4	0.3	0.6	0.4
Total portfolio (3)	3.5	3.8	3.7	3.9	3.9	4.1	4.3	3.7	4.1

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$76	$(23)	$(4)	$(12)	$27	$9	$(28)	$49	$8
Taxable	25	6	(43)	(40)	-	(3)	(7)	(12)	(10)
Equity securities	68	25	14	336	(22)	26	(138)	107	(134)
Limited partnership interests	(13)	15	(7)	19	11	(30)	(164)	(5)	(183)
Derivatives and other	(263)	(129)	(150)	(68)	(306)	199	23	(542)	(84)
Total	$(107)	$(106)	$(190)	$235	$(290)	$201	$(314)	$(403)	$(403)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(57)	$(96)	$(79)	$(91)	$(100)	$(87)	$(256)	$(232)	$(443)
Change in intent write-downs (4)	(10)	(10)	(9)	(6)	(10)	(1)	(72)	(29)	(83)
Net other-than-temporary impairment losses recognized in earnings	(67)	(106)	(88)	(97)	(110)	(88)	(328)	(261)	(526)
Sales (4)	228	121	41	377	91	93	50	390	234
Valuation of derivative instruments	(143)	(134)	(101)	53	(209)	188	20	(378)	(1)
Settlements of derivative instruments	(118)	3	(49)	(121)	(99)	11	6	(164)	(82)
EMA limited partnership income	(7)	10	7	23	37	(3)	(62)	10	(28)
Total	$(107)	$(106)	$(190)	$235	$(290)	$201	$(314)	$(403)	$(403)

(1)	At September 30, 2010, Property-Liability has commitments to invest in additional limited partnership interests totaling $702 million.
(2)

Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)

The pre-tax yield for the total portfolio reflects the yield on total investments. Total investments includes fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

(4)

Includes $1 million and $8 million of write-downs for equity securities effectively carried on a lower of cost or fair value basis because we do not intend to hold them until recovery for the three months and nine months ended September 30, 2010, respectively.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Nine months ended

	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Sept. 30,	Sept. 30,
	2010	2010	2010	2009	2009	2009	2009	2010	2009

NET INVESTMENT INCOME
Fixed income securities	$631	$646	$652	$657	$654	$658	$699	$1,929	$2,011
Equity securities	1	2	1	1	2	1	1	4	4
Mortgage loans	92	99	103	109	119	130	136	294	385
Limited partnership interests (1)	3	4	3	2	2	2	2	10	6
Short-term	1	-	1	1	2	2	7	2	11
Other	3	-	(2)	(4)	(7)	(4)	(1)	1	(12)
Sub-total	731	751	758	766	772	789	844	2,240	2,405
Less: Investment expense	(24)	(28)	(27)	(29)	(28)	(25)	(25)	(79)	(78)
Net investment income	$707	$723	$731	$737	$744	$764	$819	$2,161	$2,327
Net investment income, after-tax	$463	$473	$478	$480	$489	$500	$535	$1,414	$1,524

PRE-TAX YIELDS (2)
Fixed income securities	5.0	5.1	5.1	5.2	5.2	5.3	5.6	5.1	5.3
Equity securities	2.8	3.5	2.3	3.7	3.1	4.8	2.9	2.9	3.6
Mortgage loans	5.2	5.4	5.3	5.2	5.3	5.5	5.5	5.3	5.4
Limited partnership interests	1.0	1.8	1.0	1.0	0.6	0.7	0.8	1.3	0.7
Total portfolio (3)	4.8	4.8	4.7	4.7	4.7	4.8	5.0	4.8	4.8

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$(19)	$(177)	$(92)	$(342)	$(64)	$2	$140	$(288)	$78
Equity securities	15	20	-	2	1	1	(25)	35	(23)
Mortgage loans	(1)	(28)	(25)	(30)	(66)	(16)	(32)	(54)	(114)
Limited partnership interests	(6)	9	(15)	(26)	(32)	(53)	(171)	(12)	(256)
Derivatives and other	(27)	(177)	(30)	121	(73)	187	45	(234)	159
Total	$(38)	$(353)	$(162)	$(275)	$(234)	$121	$(43)	$(553)	$(156)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(80)	$(143)	$(144)	$(179)	$(281)	$(204)	$(357)	$(367)	$(842)
Change in intent write-downs	(20)	(57)	(23)	(209)	(1)	(25)	(33)	(100)	(59)
Net other-than-temporary impairment losses recognized in earnings	(100)	(200)	(167)	(388)	(282)	(229)	(390)	(467)	(901)
Sales	89	18	44	10	106	163	359	151	628
Valuation of derivative instruments	10	(149)	(54)	113	(60)	179	83	(193)	202
Settlements of derivative instruments	(34)	(30)	19	11	7	41	(18)	(45)	30
EMA limited partnership income	(3)	8	(4)	(21)	(5)	(33)	(77)	1	(115)
Total	$(38)	$(353)	$(162)	$(275)	$(234)	$121	$(43)	$(553)	$(156)

(1)         At September 30, 2010, Allstate Financial has commitments to invest in additional limited partnership interests totaling $668 million.

(2)         Pre-tax yields are calculated as annualized investment income (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)         The pre-tax yield for the total portfolio reflects the yield on total investments.  Total investments include fixed income and equity securities, mortgage loans, limited partnership interests, short-term and other investments.

Definitions of Non-GAAP and Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP financial measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income (loss) is net income (loss), excluding:

 - realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income (loss),

 - amortization of DAC and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses,

 - gain (loss) on disposition of operations, after-tax, and

 - adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income (loss) is the GAAP measure that is most directly comparable to operating income (loss).   We use operating income (loss) as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income (loss) includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income (loss), we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income (loss) excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income (loss) is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar items may recur in subsequent periods.  Operating income (loss) is used by management along with the other components of net income (loss) to assess our performance.  We use adjusted measures of operating income (loss) and operating income (loss) per diluted share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income (loss), operating income (loss) and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income (loss) results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income (loss) as the denominator.  Operating income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of operating income (loss) to net income (loss) is provided in the schedule, “Contribution to Income”.

Underwriting income (loss) is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income (loss) is the most directly comparable GAAP measure.  Underwriting income (loss) should not be considered as a substitute for net income (loss) and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income (loss) to net income (loss) is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between three GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio and the effect of prior year reserve reestimates on the combined ratio.  The most directly comparable GAAP measure is the combined ratio.  We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses and prior year reserve reestimates.  These catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by unexpected loss development on historical reserves.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the 2009 combined ratio excluding the effect of catastrophe losses and prior year reserve reestimates.  The combined ratio excluding the effect of catastrophes and prior year reserve reestimates should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of the combined ratio excluding the effect of catastrophes and prior year reserve reestimates to combined ratio is provided in the schedule, “Property-Liability Results”.

Operating income return on shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above.  We use average shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income and return on shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on shareholders’ equity from return on shareholders’ equity is the transparency and understanding of their significance to return on shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on shareholders’ equity and return on shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on shareholders’ equity should not be considered as a substitute for return on shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on shareholders’ equity and operating income return on shareholders’ equity can be found in the schedule, “Return on Shareholders’ Equity”.

Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total shares outstanding plus dilutive potential shares outstanding.  Book value per share is the most directly comparable GAAP measure.  We use the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per share can be found in the schedule, “Book Value per Share”.

Operating Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following operating financial measures.  Our method for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Premiums written is the amount of premiums charged for policies issued during a fiscal period.  Premiums earned is a GAAP measure.  Premiums are considered earned and are included in financial results on a pro-rata basis over the policy period.  The portion of premiums written applicable to the unexpired terms of the policies is recorded as unearned premiums on our Consolidated Statements of Financial Position.  A reconciliation of premiums written to premiums earned is presented in the schedule, “Property-Liability Results”.

Premiums and deposits is an operating measure that we use to analyze production trends for Allstate Financial sales.  It includes premiums on insurance policies and annuities and all deposits and other funds received from customers on deposit-type products including the net new deposits of Allstate Bank, which we account for under GAAP as increases to liabilities rather than as revenue.  An illustration of where premiums and deposits are reflected in the consolidated financial statements is included in the schedule, “Allstate Financial Results”.

Definitions of GAAP Operating Ratios and Impacts of Specific Items on the GAAP Operating Ratios

We use the following operating ratios to measure the profitability of our Property-Liability results.  We believe that they enhance an investor’s understanding of our profitability.  They are calculated as follows:

Claims and claims expense (“loss”) ratio is the ratio of claims and claims expense to premiums earned.  Loss ratios include the impact of catastrophe losses.

Expense ratio is the ratio of amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.

Combined ratio is the ratio of claims and claims expense, amortization of DAC, operating costs and expenses and restructuring and related charges to premiums earned.  The combined ratio is the sum of the loss ratio and the expense ratio.  The difference between 100% and the combined ratio represents underwriting income (loss) as a percentage of premiums earned.

Effect of Discontinued Lines and Coverages on combined ratio is the ratio of claims and claims expense and other costs and expenses in the Discontinued Lines and Coverages segment to Property-Liability premiums earned.  The sum of the effect of Discontinued Lines and Coverages on the combined ratio and the Allstate Protection combined ratio is equal to the Property-Liability combined ratio.

Effect of catastrophe losses on combined ratio is the percentage of catastrophe losses included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of prior year reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of pre-tax reserve reestimates on combined ratio is the percentage of prior year reserve reestimates included in claims and claims expense to premiums earned.  This ratio includes prior year reserve reestimates of catastrophe losses.

Effect of restructuring and related charges on combined ratio is the percentage of restructuring and related charges to premiums earned.